UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☒	Definitive Proxy Statement

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Aston Funds

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February 4, 2014

ASTON FUNDS

Dear Shareholder:

I am writing to you about a series of important proposals relating to Aston Funds (“Aston Funds” or the “Trust”) and each of its series (each, a “Fund” and collectively, the “Funds”). This joint proxy statement asks you to consider and vote on the following three proposals in connection with a proposed restructuring of Aston Asset Management, LP: (1) to elect ten trustees of the Trust (the “Board”), including five nominees who are not currently trustees of the Trust; (2) to approve a new investment advisory agreement relating to your fund with Aston Asset Management, LLC; and (3) to approve a modified “manager-of-managers” structure for each Fund. Each Fund currently operates under a “manager-of-managers” structure pursuant to exemptive relief that permits Aston to hire and replace subadvisers and modify subadvisory agreements without shareholder approval. In addition to the existing relief, the modified “managers-of-managers” structure would permit the then current adviser to the Funds to hire and replace subadvisers and modify subadvisory agreements without shareholder approval in reliance on any applicable exemptive order or future rule.

A combined special meeting of shareholders (the “Meeting”) of the Funds has been scheduled for April 17, 2014 to vote on these matters. If you are a shareholder of record of any of the Funds as of the close of business on January 24, 2014, you are entitled to vote at the Meeting and any adjournment(s) or postponement(s) of all or any portion of the Meeting, even if you no longer own your shares.

Pursuant to these materials, you are being asked to vote on proposals for the Funds, as noted above. For the reasons discussed in the enclosed materials, the Board recommends that you vote “FOR” all proposals.

You can vote in one of four ways:

—	Over the Internet, through the website listed on the proxy card,

—	By telephone, using the toll-free number listed on the proxy card,

—	By mail, using the enclosed proxy card — be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

—	In person at the shareholder meeting on April 17, 2014

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your proxy card.

Your vote is extremely important. Shareholder meetings of the Funds do not occur often, so we ask that you take the time to carefully consider and vote on these important proposals. Please read the enclosed information carefully before voting. If you have questions, please call Georgeson Inc. d/b/a Computershare Fund Services, the Funds’ proxy solicitor, toll-free at 1-866-880-8631.

Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the special meeting and voting in person.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Stuart D. Bilton

Chief Executive Officer and President

Prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience along with instructions on how to vote over the Internet or by telephone should you prefer to vote by one of those methods.

QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed joint proxy statement to shareholders (“Joint Proxy Statement”).

Q.	Why am I receiving this Joint Proxy Statement?

A.	You are receiving these proxy materials — that include the Joint Proxy Statement and your proxy card — because you have the right to vote on important proposals concerning Aston Funds (“Aston Funds” or the “Trust”) and its series, ASTON/Anchor Capital Enhanced Equity Fund, ASTON/Barings International Fund, ASTON/Cornerstone Large Cap Value Fund, ASTON/DoubleLine Core Plus Fixed Income Fund, ASTON/Fairpointe Mid Cap Fund, ASTON/Harrison Street Real Estate Fund, ASTON/Herndon Large Cap Value Fund, ASTON/Lake Partners LASSO Alternatives Fund, ASTON/LMCG Emerging Markets Fund, ASTON/LMCG Small Cap Growth Fund, ASTON/Montag & Caldwell Balanced Fund, ASTON/Montag & Caldwell Growth Fund, ASTON/Montag & Caldwell Mid Cap Growth Fund, ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Dividend All Cap Value Fund II, ASTON/River Road Independent Value Fund, ASTON/River Road Long-Short Fund, ASTON/River Road Select Value Fund, ASTON/River Road Small Cap Value Fund, ASTON/Silvercrest Small Cap Fund, ASTON/TAMRO Diversified Equity Fund, ASTON/TAMRO Small Cap Fund and ASTON/TCH Fixed Income Fund (each, a “Fund” and collectively, the “Funds”). Each of these proposals is described below.

The investment adviser to the Funds is Aston Asset Management, LP (“Aston” or the “Adviser”). Aston is a majority-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”). As part of its global distribution strategy, AMG has determined to exercise its option to purchase the outstanding equity of Aston that is not currently owned by AMG, making Aston a wholly-owned subsidiary of AMG (the “Transaction” which is more fully defined below). Following the Transaction, Aston will continue to operate the Funds. Throughout this “Questions and Answers” section and the related proxy materials, “Aston” shall refer to Aston Asset Management, LP prior to the Transaction and Aston Asset Management, LLC after the Transaction. The Transaction may be deemed to be an “assignment” of the current investment advisory agreement between Aston and the Trust, on behalf of each Fund, for purposes of Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”), which would cause that agreement to automatically terminate.

As part of the Transaction, AMG will effectuate a corporate restructuring through which Aston will be converted into a Delaware limited liability company, and will change its name to “Aston Asset Management, LLC,” the interests in which will be held by AMG through its wholly-owned subsidiary Managers Investment Group LLC (“Managers”).

The Transaction is expected to close on or about April 30, 2014 and is subject to the satisfaction or waiver of certain conditions, including, among others, shareholder approval of Proposals 1 and 2 described below. If the Transaction is not completed, Proposal 2 will not take effect.

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Q.	What are the proposals about?

A.	This proxy statement presents three proposals. Shareholders of each Fund are being asked to vote on Proposal 1 and Proposals 2 and 3 as they relate to each Fund. The board of trustees of the Trust (the “Board”) and Aston believe the proposals are appropriate for the Funds for the reasons described below.

Proposal 1

This proposal relates to the election of trustees (each, a “Nominee”) to the Board. The Board has proposed ten Nominees for election by shareholders. The Board currently consists of nine Trustees, five of which are Nominees. You are, therefore, being asked to elect these five incumbent Trustees to continue to serve as Board members and five new Nominees to the Board to serve as Board members. The incumbent Trustee Nominees are William E. Chapman, II, Edward J. Kaier, Steven J. Paggioli, Eric P. Rakowski and Thomas R. Schneeweis. The new Nominees are Bruce B. Bingham, Christine C. Carsman, Kurt Keilhacker, Richard F. Powers III and Victoria Sassine. For the reasons discussed in the Joint Proxy Statement, the Board recommends that you vote “FOR” this Proposal 1. Shareholders of the Funds have the option of voting on the election of each Nominee separately.

Proposal 2

This proposal relates to the proposed new investment advisory agreement with respect to each Fund. Your Fund is managed by Aston pursuant to an investment advisory agreement (the “Current Advisory Agreement”). Due to the requirements of certain federal securities laws, your Fund’s Current Advisory Agreement may automatically terminate at the closing of the Transaction. As a result, Fund shareholders are being asked to approve a new investment advisory agreement between Aston and Aston Funds, on behalf of each Fund (each a “New Advisory Agreement”), so that Aston may continue to serve as the investment adviser for your Fund. If approved by a Fund’s shareholders, the New Advisory Agreement with respect to such Fund would take effect if and when the Transaction is completed. If the Transaction is not completed, your Current Advisory Agreement will remain in effect. The New Advisory Agreement for each Fund will be substantially the same as the Current Advisory Agreement, including with respect to the services Aston is required to provide to your Fund and the fee rates paid to Aston by the Fund. In addition, Aston has no present intention to reduce or eliminate any contractual expense limitation or reimbursements currently in effect for the Funds.

Although each current subadvisory agreement may automatically terminate along with the Current Advisory Agreement upon the closing of the Transaction, shareholders do not need to approve new subadvisory agreements because Aston operates as a “manager-of-managers” pursuant to an exemptive order (the “Aston Order”) issued by the Securities and Exchange Commission (the “SEC”) that enables Aston, subject to the approval of the Board, but without the need for shareholder approval, to retain and terminate subadvisers, engage new subadvisers (including entering into new subadvisory agreements) and make material revisions to the terms of subadvisory agreements. In anticipation of the Transaction, Aston has recommended and the Board has approved new subadvisory agreements with each Fund’s current subadviser. If the New Advisory Agreement is approved by the shareholders of your Fund, a new subadvisory

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agreement with your Fund’s current subadviser will take effect upon the closing of the Transaction. The terms of the new subadvisory agreement relating to your Fund will be substantially the same as the terms of the current subadvisory agreement relating to your Fund, including with respect to the fee rates. Under the Aston Order, shareholders of a Fund will be notified of any future changes to the Fund’s subadviser. For the reasons discussed in the Joint Proxy Statement, the Board recommends that you vote “FOR” this Proposal 2.

Proposal 3

This proposal relates to the Trust’s “manager-of-managers” structure. As discussed above, each Fund is currently operating under a manager-of-managers structure pursuant to the Aston Order. The Aston Order will continue to be available and each Fund can continue to rely on the Aston Order in connection with and following the Transaction. Separately, the SEC issued an exemptive order to Managers (the “Managers Order” and, together with the Aston Order, the “Orders”), which, as discussed above, will hold all of the interests of Aston following the Transaction. The Managers Order allows Managers and any entity that controls Managers, that Managers controls or that is under common control with Managers to enter into and materially amend contracts with subadvisers for the funds managed by such entity without shareholder approval. Fund shareholder approval is being sought to provide each Fund the flexibility to operate under a manager-of-managers structure under any current or future manager-of-managers exemptive order applicable to the Funds (and any amendments thereto) deemed to be in the best interests of such Fund and its shareholders, including the Orders, or under any future rule that may be adopted by the SEC. For the reasons discussed in the Joint Proxy Statement, the Board recommends that you vote “FOR” this Proposal 3.

Q.	Will any of the proposals change the way in which the Funds are managed or the fees payable by the Funds?

A.	No. If the proposals are approved, it is anticipated that your Fund will continue to be managed in the same way and the fees payable by the Funds will remain the same.

Q.	When is the Meeting?

A.	The enclosed proxy is being solicited for use at the combined special meeting of shareholders of the Trust to be held on April 17, 2014 (the “Meeting”) at the offices of Aston Asset Management, LP, 120 North LaSalle Street, Suite 2500, Chicago, Illinois 60602, at 9:00 a.m. Central Time, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Combined Special Meeting of Shareholders.

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board unanimously recommends that you vote “FOR” each proposal. Please see the sections of the proxy materials discussing each proposal for a discussion of the Board’s considerations in making such recommendations.

Q.	What vote is required to approve the proposals?

A.	With respect to Proposal 1, the election of Trustees, an affirmative vote of the holders of a plurality of the Trust’s shares present at the Meeting in person or by proxy is required to elect

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each individual nominated as a Trustee. In the election of Trustees, votes may be cast in favor of a Nominee or withheld. Proposal 1 will be voted on by all shareholders of the Trust.

With respect to Proposal 2, approval of an investment advisory agreement with respect to each Fund, shareholders of each Fund will vote separately on a Fund-by-Fund basis. With respect to a particular Fund, the proposal must be approved by a “vote of a majority of the outstanding voting securities” of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal.

With respect to Proposal 3, approval of the operation of a manager-of-managers structure by the then current investment adviser under any applicable exemptive order or future rule, shareholders of each Fund will vote separately on a Fund-by-Fund basis. With respect to a particular Fund, the proposal must be approved by a “vote of a majority of the outstanding voting securities” of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal.

Shareholders of the Funds are entitled to one vote for each full share held and fractional votes for fractional shares.

Q.	Will my vote make a difference?

A.	Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, you will help save the costs of any further solicitations by providing your immediate response on the enclosed proxy card, over the Internet or by telephone.

Q.	If I am a small investor, why should I vote?

A.	You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the proposals and generate unnecessary costs.

Q.	How do I cast my vote?

A.	You may provide a Fund with your vote by mail using the enclosed proxy card, over the Internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call Georgeson Inc. d/b/a Computershare Fund Services, the Funds’ proxy solicitor, toll-free at 1-866-880-8631.

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Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call Georgeson Inc. d/b/a Computershare Fund Services, the Funds’ proxy solicitor, toll-free at 1-866-880-8631.

Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation or by submitting a later-dated proxy to the Trust at the above address prior to the date of the Meeting.

Prompt voting is requested.

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ASTON FUNDS

NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 17, 2014

Notice is hereby given that a combined special meeting of shareholders (the “Meeting”) of Aston Funds (“Aston Funds” or the “Trust”) and each of its series, ASTON/Anchor Capital Enhanced Equity Fund, ASTON/Barings International Fund, ASTON/Cornerstone Large Cap Value Fund, ASTON/DoubleLine Core Plus Fixed Income Fund, ASTON/Fairpointe Mid Cap Fund, ASTON/Harrison Street Real Estate Fund, ASTON/Herndon Large Cap Value Fund, ASTON/Lake Partners LASSO Alternatives Fund, ASTON/LMCG Emerging Markets Fund, ASTON/LMCG Small Cap Growth Fund, ASTON/Montag & Caldwell Balanced Fund, ASTON/Montag & Caldwell Growth Fund, ASTON/Montag & Caldwell Mid Cap Growth Fund, ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Dividend All Cap Value Fund II, ASTON/River Road Independent Value Fund, ASTON/River Road Long-Short Fund, ASTON/River Road Select Value Fund, ASTON/River Road Small Cap Value Fund, ASTON/Silvercrest Small Cap Fund, ASTON/TAMRO Diversified Equity Fund, ASTON/TAMRO Small Cap Fund and ASTON/TCH Fixed Income Fund (each, a “Fund” and collectively, the “Funds”) will be held at the offices of Aston Asset Management, LP, 120 North LaSalle Street, Suite 2500, Chicago, Illinois 60602, on April 17, 2014 at 9:00 a.m. Central Time for the purposes listed below:

Proposal Summary		Fund(s) Voting on the Proposal

1.	Election of Trustees.	All Funds will vote together on a Trust-level basis.

2.	Approval of new investment advisory agreement between the Trust, on behalf of each Fund, and Aston Asset Management, LLC.	Each Fund will vote separately on a Fund-by-Fund basis.

3.	Approval of a modified manager-of-managers structure for each Fund that would permit the then current investment adviser to hire and replace subadvisers and modify subadvisory agreements without shareholder approval, in reliance on any applicable exemptive order or future rule.	Each Fund will vote separately on a Fund-by-Fund basis.

4.	Transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.	All Funds.

After careful consideration, the board of trustees of the Trust (the “Board” or the “Trustees”) unanimously recommends that shareholders vote “FOR” all proposals.

Shareholders of record at the close of business on January 24, 2014 are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own shares.

We call your attention to the accompanying joint proxy statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

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Please call Georgeson Inc. d/b/a Computershare Fund Services, the Funds’ proxy solicitor, toll-free at 1-866-880-8631 if you have any questions relating to attending the Meeting in person or your vote instructions.

By Order of the Board of Trustees,

Stuart D. Bilton

Chief Executive Officer and President

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON APRIL 17, 2014

This Joint Proxy Statement and the accompanying Notice of Combined Special Meeting of Shareholders are available at the website listed on your proxy card. In addition, shareholders can find important information about each of ASTON/Anchor Capital Enhanced Equity Fund, ASTON/Barings International Fund, ASTON/Cornerstone Large Cap Value Fund, ASTON/DoubleLine Core Plus Fixed Income Fund, ASTON/Fairpointe Mid Cap Fund, ASTON/Harrison Street Real Estate Fund, ASTON/Herndon Large Cap Value Fund, ASTON/Lake Partners LASSO Alternatives Fund, ASTON/LMCG Emerging Markets Fund, ASTON/LMCG Small Cap Growth Fund, ASTON/Montag & Caldwell Balanced Fund, ASTON/Montag & Caldwell Growth Fund, ASTON/Montag & Caldwell Mid Cap Growth Fund, ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Dividend All Cap Value Fund II, ASTON/River Road Independent Value Fund, ASTON/River Road Long-Short Fund, ASTON/River Road Select Value Fund, ASTON/River Road Small Cap Value Fund, ASTON/Silvercrest Small Cap Fund, ASTON/TAMRO Diversified Equity Fund, ASTON/TAMRO Small Cap Fund and ASTON/TCH Fixed Income Fund in such Funds’ annual report, dated October 31, 2013, including financial reports for the fiscal year ended October 31, 2013. You may obtain copies of these reports without charge by writing to Aston Funds, P.O. Box Office 9765, Providence, RI 02940, or by calling Shareholder Services & Fund Literature at 1-800-992-8151 or Investment Advisor Services at 1-800-597-9704, or on the Funds’ website at http://astonfunds.com/.

To help reduce Fund expenses and environmental waste, the Funds combine mailings for multiple accounts going to a single address by delivering the Funds’ reports (annual and semi-annual reports), proxy statements and prospectuses in a single envelope. If you do not want to continue consolidating your Fund mailings and prefer to receive separate mailings with multiple copies of Fund reports and proxy statements/prospectuses, or if you currently receive multiple copies and would like to request a single copy, please call one of the Funds’ representatives at 1-800-992-8151.

Your vote is very important to us regardless of the number of votes you hold. Shareholders who do not expect to attend the Meeting are requested to complete, sign, date and return the accompanying proxy card in the enclosed envelope, which needs no postage if mailed in the United States. It is important that your proxy card be returned promptly.

For your convenience, you may also vote by telephone or over the Internet by following the instructions on the proxy card. If you vote by telephone or over the Internet, please do not return your proxy card unless you elect to change your vote.

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APPENDICES

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ASTON FUNDS

JOINT PROXY STATEMENT

COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 17, 2014

This joint proxy statement (“Joint Proxy Statement”) and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the board of trustees (the “Board” or the “Trustees”) of Aston Funds (“Aston Funds” or the “Trust”) and its series, ASTON/Anchor Capital Enhanced Equity Fund, ASTON/Barings International Fund, ASTON/Cornerstone Large Cap Value Fund, ASTON/DoubleLine Core Plus Fixed Income Fund, ASTON/Fairpointe Mid Cap Fund, ASTON/Harrison Street Real Estate Fund, ASTON/Herndon Large Cap Value Fund, ASTON/Lake Partners LASSO Alternatives Fund, ASTON/LMCG Emerging Markets Fund, ASTON/LMCG Small Cap Growth Fund, ASTON/Montag & Caldwell Balanced Fund, ASTON/Montag & Caldwell Growth Fund, ASTON/Montag & Caldwell Mid Cap Growth Fund, ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Dividend All Cap Value Fund II, ASTON/River Road Independent Value Fund, ASTON/River Road Long-Short Fund, ASTON/River Road Select Value Fund, ASTON/River Road Small Cap Value Fund, ASTON/Silvercrest Small Cap Fund, ASTON/TAMRO Diversified Equity Fund, ASTON/TAMRO Small Cap Fund and ASTON/TCH Fixed Income Fund (each, a “Fund” and collectively, the “Funds”). The proxies are being solicited for use at a combined special meeting of shareholders of the Trust to be held at the offices of Aston Asset Management, LP, 120 North LaSalle Street, Suite 2500, Chicago, Illinois 60602, on April 17, 2014 at 9:00 a.m. Central Time, and at any and all adjournments or postponements of all or any portion thereof (the “Meeting”).

The Board has called the Meeting and is soliciting proxies from shareholders of each Fund for the purposes listed below:

Proposal Summary		Fund(s) Voting on the Proposal

1.	Election of Trustees.	All Funds will vote together on a Trust-level basis.

2.	Approval of new investment advisory agreement between the Trust, on behalf of each Fund, and Aston Asset Management, LLC.	Each Fund will vote separately on a Fund-by-Fund basis.

3.	Approval of a modified manager-of-managers structure for each Fund that would permit the then current investment adviser to hire and replace subadvisers and modify subadvisory agreements without shareholder approval, in reliance on any applicable exemptive order or future rule.	Each Fund will vote separately on a Fund-by-Fund basis.

4.	Transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.	All Funds.

This Joint Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about February 7, 2014.

The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the Funds. You are entitled to vote at the Meeting of each Fund of which you are a shareholder as of the close of business on January 24, 2014 (the “Record Date”) even if you no longer own shares.

If you have any questions about the proposals or about voting, please call Georgeson Inc. d/b/a Computershare Fund Services, the Funds’ proxy solicitor, at 1-866-880-8631.

BACKGROUND

Aston Asset Management, LP (“Aston” or the “Adviser”) currently serves as the investment adviser to each Fund and provides investment advisory, mutual fund administration and distribution-related services to each Fund. Aston is a majority-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”). As part of its global distribution strategy, AMG has determined to exercise its option to purchase the outstanding equity of Aston that is not currently owned by AMG, making Aston a wholly-owned subsidiary of AMG (the “Transaction” which is more fully defined below). Following the Transaction, Aston will continue to operate the Funds. Throughout this Joint Proxy Statement, “Aston” shall refer to Aston Asset Management, LP prior to the Transaction and Aston Asset Management, LLC after the Transaction. The Transaction may be deemed to be an “assignment” of the current investment advisory agreement between Aston and the Trust, on behalf of each Fund, for purposes of Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”), which would cause that agreement to automatically terminate.

The Transaction is expected to close on or about April 30, 2014, or as soon as practicable thereafter, and is subject to the satisfaction or waiver of certain conditions, including, among others: (1) approval by the shareholders of the Trust of the election of all ten of the trustee nominees being proposed at the Meeting, and such elected trustee nominees shall constitute all of the trustees immediately following the closing and (2) approval by the shareholders of each Fund of a new investment advisory agreement between Aston and the Trust, on behalf of the Fund.

Upon the closing of the Transaction, Aston will continue to serve as investment adviser to the Funds and will provide substantially the same services to the Funds as before. Each Fund’s current subadviser is expected to continue to manage each Fund, and the investment objective(s) of the Funds will remain the same. The fees and expenses payable by the Funds will not change, including the advisory fee rate payable to Aston for each Fund and the subadvisory fee rates payable by Aston to each subadviser.

As part of the Transaction, AMG will effectuate a corporate restructuring through which Aston will be converted into a Delaware limited liability company, and will change its name to “Aston Asset Management, LLC,” the interests in which will be held by AMG through its wholly-owned subsidiary Managers Investment Group LLC (“Managers”). While there is no present intention to do so, in the future, AMG and the management teams at Aston and Managers may decide to combine all or parts of the business of Aston and Managers (the “Potential Future Events”). Because AMG will be the 100% owner of each of Managers and Aston following the Transaction, the Potential Future Events, if ever pursued, would not result in a change of actual control or management of Aston or Managers and, therefore, pursuant to Rule 2a-6 under the 1940 Act, there would not be an “assignment” of the investment advisory agreement then in effect between Aston and the Trust, on behalf of each Fund, and therefore the resulting entity or entities would be able to manage the Funds under the investment advisory agreement with respect to each Fund entered into between Aston and the Trust without any need of further Board or shareholder approval. Approval by the shareholders of a Fund of a new investment advisory agreement between Aston and the Trust, on behalf of the Fund (as set forth in Proposal 2), will be deemed to include approval of the resulting entity or entities serving as investment adviser to such Fund under such investment advisory agreement in the case of the Potential Future Events.

If the Transaction is not completed, Proposal 2 will not take effect.

OVERVIEW OF THE PROPOSALS

Proposal 1

Election of Trustees

The Board has proposed ten nominees for election by shareholders. The Board currently consists of nine Trustees, five of which have been nominated by the Board for election. You are, therefore, being asked to elect these five incumbent Trustees to continue to serve as Board members and five new nominees to serve as Board members. The incumbent Trustee nominees are William E. Chapman, II, Edward J. Kaier, Steven J. Paggioli, Eric P. Rakowski and Thomas R. Schneeweis. The new nominees are Bruce B. Bingham, Christine C. Carsman, Kurt Keilhacker, Richard F. Powers III and Victoria Sassine. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” the election of each nominee.

Proposal 2

Approval of New Investment Advisory Agreement with Aston Asset Management, LLC

Under an investment advisory agreement between Aston and the Trust, with respect to each Fund (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”), Aston currently serves as the investment adviser to each Fund. Aston manages each Fund by selecting one or more other investment managers to manage the Fund’s portfolio on a subadvisory basis. Aston is responsible for identifying and selecting each Fund’s subadvisers, monitoring the performance of such subadvisers, and terminating subadvisers. As required by the 1940 Act, each Current Advisory Agreement provides for its automatic termination in the event of its assignment. Consummation of the Transaction may be deemed to be an “assignment,” as that term is defined in the 1940 Act, of each Fund’s Current Advisory Agreement. In anticipation of the Transaction, shareholders of each Fund are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Aston, to be effective upon the consummation of the Transaction. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” this proposal.

Proposal 3

Approval of Manager-of-Managers Structure Under Any Applicable Exemptive Order or Future Rule

Each Fund is currently operating under a “manager-of-managers” structure pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”) to Aston and the

Trust (the “Aston Order”). The Aston Order enables Aston to retain and terminate subadvisers, engage new subadvisers (including entering into new subadvisory agreements) and make material revisions to the terms of the subadvisory agreements relating to the Funds subject to the approval of the Board, but without the need for shareholder approval. The Aston Order will continue to be available and each Fund can continue to rely on the Aston Order in connection with and following the Transaction. Separately, the SEC issued an exemptive order to Managers (the “Managers Order” and, together with the Aston Order, each, an “Order,” and collectively, the “Orders”), which, as discussed above, will hold all of the interests of Aston following the Transaction. The Managers Order allows Managers and any entity that controls Managers, that Managers controls or that is under common control with Managers to enter into and materially amend contracts with subadvisers for the funds managed by such entity without shareholder approval. Approval is currently being sought from the shareholders of each Fund to provide each Fund the flexibility to operate under a manager-of-managers structure under any then applicable manager-of-managers exemptive order (and any amendments thereto) deemed to be in the best interests of such Fund and its shareholders, including the Orders, as implemented by the then current investment adviser to the Fund, whether that be Aston, any successor thereto, or any other future investment adviser to the Fund, or under any future rule that may be adopted by the SEC. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” this proposal.

The Board, including the Independent Trustees, unanimously recommends that shareholders vote “FOR” Proposals 1, 2 and 3. Shareholders have the option of voting on the election of each Nominee separately. Unmarked, properly signed and dated proxy cards will be voted “FOR” all of the proposals.

PROPOSAL 1 – ELECTION OF TRUSTEES

The Board has proposed ten nominees for election by shareholders (each, a “Nominee” and collectively, the “Nominees”). The Board currently consists of nine Trustees. The following Nominees, if elected at the Meeting, will each hold office for an indefinite term until the earliest of: (i) removal by two-thirds of the Board or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his or her successor, in accordance with the Amended and Restated By-Laws of the Trust, or (iv) the last day of the fiscal year in which he or she attains the age of 75 years: Bruce B. Bingham, Christine C. Carsman, William E. Chapman, II, Edward J. Kaier, Kurt Keilhacker, Steven J. Paggioli, Richard F. Powers III, Eric P. Rakowski, Victoria Sassine and Thomas R. Schneeweis. Messrs. Chapman, Kaier, Paggioli, Rakowski and Schneeweis are currently members of the Board and are collectively referred to herein as the “Incumbent Trustee Nominees.” Messrs. Bingham, Keilhacker and Powers and Mses. Carsman and Sassine are new Nominees and are collectively referred to herein as the “New Trustee Nominees.” Each of the Nominees has consented to serve or continue to serve, as the case may be, as a Trustee. Certain biographical and other information relating to the Nominees, including each Nominee’s experience, qualifications, attributes and skills for Board membership, is set forth below. It is expected that nine of the Nominees would not be considered “interested persons” as defined in the 1940 Act (the “Independent Trustees”) and one of the Nominees would be considered an “interested person” as defined in the 1940 Act (the “Interested Trustee”) of the Trust. Messrs. Chapman, Kaier, Paggioli, Rakowski and Schneeweis are Independent Trustee incumbents who were previously elected by shareholders. Messrs. Bingham, Keilhacker and Powers and Ms. Sassine are expected to be Independent Trustees, if elected. Ms. Carsman, who currently serves as Chief Legal Officer of the Trust but would no longer serve in that position if elected to the Board, would be an Interested Trustee, if elected, by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust. On December 19, 2013, the members of the Trust’s Nominating and Governance Committee (described below), which include all of the Independent Trustees, selected and nominated the Incumbent Trustee Nominees and the New Trustee Nominees, and on December 19, 2013, the Board voted to submit the Incumbent Trustee Nominees and the New Trustee Nominees to a vote of shareholders of the Trust. The Board knows of no reason why any of these Nominees would be unable to serve.

Reason for the Proposal

Section 16(a) of the 1940 Act provides that no person shall serve as a director of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose; except that vacancies occurring between such meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the directors then holding office shall have been elected to such office by the shareholders of the company at such an annual or special meeting.

The five Incumbent Trustee Nominees were elected by shareholders in 2010. It is necessary to hold a shareholder meeting for the purpose of electing Messrs. Bingham, Keilhacker and Powers and Mses. Carsman and Sassine to the Board. The Board has considered it appropriate that the Incumbent Trustee Nominees and the New Trustee Nominees stand for election by the shareholders.

Information About the Board and the Nominees

The Board has general oversight responsibility with respect to the business and affairs of the Trust. Because all of the Funds are series of the Trust, a single Board oversees the operations of all the Funds. The Board establishes policies and reviews and approves contracts and their continuance. The Trustees regularly request and/or receive reports from the Adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer (the “CCO”). The Board currently is composed of nine Trustees, seven of whom are Independent Trustees. An Independent Trustee serves as the Chairman of the Board (the “Independent Chairman”) and a separate individual serves as Chief Executive Officer of the Trust (as set forth below). The Independent Chairman, among other things, chairs meetings of the Trustees, consults with the Chief Executive Officer on the agenda, and facilitates communication among the Independent Trustees, management of the Funds and the full Board. The Board believes that a chairman without any conflicts of interests arising from a position with Fund management promotes the independent oversight function of the Board.

The Board has established three standing committees. The Audit Committee, the Nominating and Governance Committee and the Valuation Committee. The Trust’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet regularly throughout the year to review the Trust’s activities, fund performance, valuation matters, compliance with regulatory requirements, and contractual arrangements with service providers.

Through its oversight role, through its committees and through the Trust’s officers and service providers, the Board performs a risk oversight function for the Trust consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Funds at regular Board meetings, and on an ad hoc basis as needed; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the Adviser, subadvisers, administrator, distributor, transfer agent, custodian and independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and (5) receiving reports from the CCO on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Funds’ treasurer also reports regularly to the Audit Committee on the Funds’ internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including separate meetings with the Independent Trustees in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Adviser and subadvisers on the investments and securities trading of the Funds, as well as reports from the Valuation Committee meetings. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Adviser and the Trust’s custodian, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as needed basis, including reports on testing the compliance procedures of the Trust and its service providers.

The Board met five times during fiscal year ended October 31, 2013 and each Incumbent Trustee Nominee who was then a member of the Board was present for at least 75% of the aggregate number of meetings of the Board held during the period for which he has been a Trustee and meetings held by all committees on which he served during the period that he served.

The following table lists the Nominees, including all Incumbent Trustee Nominees, their names and ages, the positions held with the Trust and length of time served, their principal business occupations during the past five years and other directorships held in any publicly-traded company or any registered investment company during the past five years, as well as the experience, qualifications, attributes and skills for serving as Trustees.

There are twenty-three Funds in the Trust, all of which are overseen by the Board (and would be overseen by all Nominees, if elected). The address of each Nominee is c/o Aston Funds, 120 N. LaSalle Street, Suite 2500, Chicago, Illinois 60602. Correspondence intended for a current Trustee may be sent to this address.

Name and Age at December 31, 2013	Position(s) Held with the Trust, Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** Overseen or to be Overseen by Nominee	Other Directorships Held by Nominee During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Nominees who are not “interested persons” of the Trust:
Bruce B. Bingham, 65	None	Partner, Hamilton Partners (real estate development firm) (1987-Present)	23	Director of The Yacktman Funds, Inc. (2 portfolios); Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (39 portfolios)	Significant board experience; experienced businessman; familiar with financial statements

Name and Age at December 31, 2013	Position(s) Held with the Trust, Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** Overseen or to be Overseen by Nominee	Other Directorships Held by Nominee During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
William E. Chapman, II, 72	Trustee since 2010; Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Trustee Emeritus of Bowdoin College (2013-Present); Formerly Trustee of Bowdoin College (2002-2013); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-Nov. 2009)	23	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (39 portfolios)	Significant board experience; significant executive experience with several financial services firms; continuing service as Independent Chairman of the Board
Edward J. Kaier, 68	Trustee since 2010	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	23	Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (39 portfolios)	Significant board experience; practicing attorney
Kurt Keilhacker, 50	None	Managing Member, TechFund Europe (2000-Present); Managing Member, TechFund Capital (1997-Present)	23	Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (39 portfolios)	Significant board experience; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies

Name and Age at December 31, 2013	Position(s) Held with the Trust, Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** Overseen or to be Overseen by Nominee	Other Directorships Held by Nominee During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Steven J. Paggioli, 63	Trustee since 2010	Independent Consultant (2001-Present); Formerly, Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	23	Trustee, Professionally Managed Portfolios (45 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel; Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (39 portfolios)	Significant board experience; significant executive experience with several financial services firms; former service with financial service regulator
Richard F. Powers III, 67	None	Adjunct Professor, Boston College (2011-Present)	23	Director of Ameriprise Financial Inc. (2005-2009); Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (39 portfolios)	Significant board experience; significant executive experience with several financial services firms; significant experience as President and Chief Executive Officer of a mutual fund complex
Eric P. Rakowski, 55	Trustee since 2010	Professor, University of California at Berkeley School of Law (1990-Present)	23	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (39 portfolios)	Significant board experience; former practicing attorney; currently professor of law

Name and Age at December 31, 2013	Position(s) Held with the Trust, Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** Overseen or to be Overseen by Nominee	Other Directorships Held by Nominee During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Victoria Sassine, 48	None	Lecturer, Babson College (2007 – Present)	23	Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (39 portfolios)	Currently professor of finance; significant business and finance experience in strategic financial and operation management positions in a variety of industries; accounting experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant
Thomas R. Schneeweis, 66	Trustee since 2010	Professor Emeritus, University of Massachusetts (2013-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, TRS Associates (1982-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Partner, S Capital Management, LLC (2007-Present); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northhampton Capital Management, LLC (2004-2010)	23	Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (39 portfolios)	Significant board experience; formerly professor of finance; significant executive experience with several investment partnerships

Name and Age at December 31, 2013	Position(s) Held with the Trust, Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** Overseen or to be Overseen by Nominee	Other Directorships Held by Nominee During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Nominee who is an “interested person” of the Trust:
Christine C. Carsman, 61***	Chief Legal Officer since 2010	Senior Vice President (2007-present) and Deputy General Counsel (2011-present), Chief Regulatory Counsel (2004-2011), Vice President (2004-2007), Affiliated Managers Group, Inc.; Trustee, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2011-present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)	23	Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (39 portfolios)	Significant business, legal and risk management experience with several financial services firms; former practicing attorney at private law firm; significant experience as an officer of the Trust, including as Chief Legal Officer

*	A Trustee serves for an indefinite term until the earliest of: (i) removal by two-thirds of the Board or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his or her successor, in accordance with the By-Laws of the Trust, or (iv) the last day of the fiscal year in which he or she attains the age of 75 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board, (ii) resignation, death or incapacity, or (iii) the election and qualification of their successors, in accordance with the By-Laws of the Trust.
**	The Fund Complex consists of the Aston Funds.
***	Ms. Carsman would be an “interested person” of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

The summaries in the tables above relating to the experience, qualifications, attributes and skills of the Nominees are furnished in response to requirements imposed by the SEC, do not constitute holding out the Board or any Nominee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Nominee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of the Nominees has these abilities. Experience relevant to having these abilities may be achieved through a Nominee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, other financial firms, not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Trust’s and the Adviser’s legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts, including the Funds’ independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

If the Nominees are elected, Mr. Chapman would remain Independent Chairman.

Principal Officers of the Trust

The Board elects the officers of the Trust, provided that the CCO must be approved by a majority of the Independent Trustees. Officers serve for an indefinite term until the earliest of: (i) removal by the Board, (ii) resignation, death or incapacity, or (iii) the election and qualification of their successors. The following table lists the names and ages of the officers, the positions held with the Trust and length of time served, their principal business occupations during the past five years, and any directorships held in a public company or registered investment company during the past five years (other than Ms. Carsman, for whom such information is included in the table above). The business address of each officer is c/o Aston Funds, 120 N. LaSalle Street, Suite 2500, Chicago, Illinois 60602.

Name and Age at December 31, 2013	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer During the Past 5 Years
Stuart D. Bilton Age: 67	Trustee since 1993; Chief Executive Officer since 2010; President since 2014	Chief Executive Officer, Aston Asset Management, LP (2006-present); Chairman, Aston Funds (1993-2010)	Director, Baldwin & Lyons, Inc. (property and casualty insurance firm) (1987-present); Director, Highbury Financial Inc. (2009-2010)
Gerald F. Dillenburg Age: 47	Senior Vice President, Secretary, Chief Operating Officer and Chief Compliance Officer since 1996	Chief Compliance Officer, Aston Asset Management, LP (2006-present); Chief Financial Officer, Aston Asset Management, LP (2006-2010); CPA	None
Laura M. Curylo Age: 45	Chief Financial Officer and Treasurer since 2010	Chief Financial Officer, Aston Asset Management, LP (2010-present); Vice President and Controller, Aston Asset Management, LP (2006-present); CPA	None

Nominee Ownership of Fund Shares

The following table illustrates the dollar range of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by the Nominees, including all of the Incumbent Trustee Nominees, as of December 31, 2013. The dollar range for the securities represented in the table was determined using the net asset value of a share of each Fund as of the close of business on December 31, 2013.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Nominees who are not “interested persons” of the Trust
Bruce B. Bingham	None	None
William E. Chapman, II

ASTON/Montag & Caldwell Growth Fund – over $100,000

ASTON/Fairpointe Mid Cap Fund – over $100,000

ASTON/River Road Dividend All Cap Value Fund II - $50,001 - $100,000

ASTON/River Road Select Value Fund - $50,001 - $100,000
ASTON/River Road Long-Short Fund – over $100,000
ASTON/Cornerstone Large Cap Value Fund - $50,001 - $100,000
ASTON/DoubleLine Core Plus Fixed Income Fund - $10,001 - $50,000
ASTON/Lake Partners LASSO Alternatives Fund - $10,001 - $50,000

Over $100,000
Edward J. Kaier

ASTON/Montag & Caldwell Growth Fund - $10,001 - $50,000

ASTON/Fairpointe Mid Cap Fund - $10,001 - $50,000

ASTON/River Road Dividend All Cap Value Fund - $10,001 - $50,000

ASTON/DoubleLine Core Plus Fixed Income Fund - $10,001 - $50,000

ASTON/Lake Partners LASSO Alternatives Fund - $10,001 - $50,000

ASTON/River Road Long-Short Fund - $10,001 - $50,000

Over $100,000
Kurt Keilhacker	None	None
Steven J. Paggioli	ASTON/River Road Dividend All Cap Value Fund - over $100,000 ASTON/Fairpointe Mid Cap Fund - $10,001 - $50,000 ASTON/Harrison Street Real Estate Fund - $10,001 - $50,000	Over $100,000
Richard F. Powers III	None	None
Eric P. Rakowski	ASTON/TAMRO Diversified Equity Fund - $50,001 - $100,000 ASTON/Fairpointe Mid Cap Fund - $10,001 - $50,000 ASTON/Harrison Street Real Estate Fund - $10,001 - $50,000	Over $100,000
Victoria Sassine	None	None

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Thomas R. Schneeweis

ASTON/Fairpointe Mid Cap Fund - $10,001 - $50,000

ASTON/DoubleLine Core Plus Fixed Income Fund - $10,001 - $50,000

ASTON/River Road Dividend All Cap Value Fund - $10,001 - $50,000

ASTON/Montag & Caldwell Growth Fund - $10,001 - $50,000

ASTON/Anchor Capital Enhanced Equity Fund - $1 - $10,000

ASTON/Herndon Large Cap Value Fund - $10,001 - $50,000

ASTON/River Road Long-Short Fund - $10,001 - $50,000

ASTON/Lake Partners LASSO Alternatives Fund - $10,001 - $50,000

Over $100,000
Nominee who is an “interested person” of the Trust
Christine C. Carsman	None	None
*	The Family of Investment Companies consists of the Aston Funds.

None of the Nominees who would be Independent Trustees of the Trust or their immediate family members, had any interest in the Adviser or the Distributor, or any person controlling, controlled by or under common control with such persons, excluding the funds managed by Aston. For this purpose, “immediate family member” includes a Nominee’s spouse, children residing in a Nominee’s household and dependents of a Nominee.

Board Compensation

The Trustees of the Trust who are not affiliated with the Adviser or any subadviser receive an annual retainer, meeting fees and reimbursement for out-of-pocket expenses for each meeting of the Board they attend. The Independent Chairman and standing committee chairs receive an additional retainer. No officer or employee of the Adviser or any subadviser or their affiliates receives any compensation from the Trust for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices, except that the Trust compensates the administrator for providing an officer to serve as the Funds’ Chief Compliance Officer.

The table below shows the aggregate compensation paid to each of the Incumbent Trustee Nominees for the fiscal year ended October 31, 2013.

Trustee	Aggregate Compensation Received From the Trust	Pension or Retirement Benefits Accrued (as part of Fund Expenses)	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex
Nominees who are not “interested persons” of the Trust

William E. Chapman, II	$116,000	N/A	N/A	$116,000
Edward J. Kaier	96,000	N/A	N/A	96,000
Steven J. Paggioli	96,000	N/A	N/A	96,000
Eric P. Rakowski	96,000	N/A	N/A	96,000
Thomas R. Schneeweis	96,000	N/A	N/A	96,000

Committees and Meetings of the Board

The Board has an Audit Committee, a Nominating and Governance Committee and a Valuation Committee. The Audit Committee and the Nominating and Governance Committee are composed of all of the current Independent Trustees. Currently, one Interested Trustee and one Independent Trustee serve as members of the Valuation Committee. In addition, Messrs. Chapman and Schneeweis are alternate members of the Valuation Committee. The following table discloses the number of meetings of each committee held during the fiscal year ended October 31, 2013, and the function of each committee:

Committee	Number of Meetings	Principal Functions of Committee
Nominating and Governance Committee	1	The Nominating and Governance Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Trust’s Governance Guidelines. The Nominating and Governance Committee will consider nominees recommended by shareholders whose resumes have been submitted by U.S. mail or courier service to the Trust’s Secretary for the attention of the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee operates pursuant to a written charter, which is included in Appendix C.
Audit Committee	2	The Audit Committee is responsible for monitoring the Funds’ accounting policies, financial reporting and internal control system; monitoring the work of the Funds’ independent accountants; and providing an open avenue of communication among the independent accountants, fund management and the Board.
Valuation Committee	0	The Valuation Committee is responsible for fair valuing securities of the Funds as may be necessary from time to time.

Nominating and Governance Committee.

One of the primary functions of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board. When the Nominating and Governance Committee is identifying and evaluating candidates for nomination to serve as Trustee, it will identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include shareholders, current Trustees or Aston. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Trust’s Secretary for the attention of the Chair of the Nominating and Governance Committee. Recommendations for candidates must include a resume of the candidate.

The principal criterion for selection of candidates for Board positions, regardless of the source of recommendation, is the ability to carry out the responsibilities of the Board. In addition, the Board will take the following factors into consideration: (a) the Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience; (b) candidates should exhibit stature commensurate with the responsibility of representing shareholders; (c) candidates should commit to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed; and (d) candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

The Nominating and Governance Committee takes the overall diversity of the Board into account when considering and evaluating candidates for Independent Trustee. While the Nominating and Governance Committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering candidates, the Nominating and Governance Committee generally considers the manner in which each candidate’s business experience, background, race, gender and national origin are complementary to the existing Independent Trustees’ attributes.

Each Incumbent Independent Trustee Nominee was originally recommended to the Board for approval as an Independent Trustee by the Independent Trustees. Each New Trustee Nominee was recommended to the Board for approval as an Independent Trustee by the Independent Trustees, other than Ms. Carsman, who would be an Interested Trustee.

Shareholder Communications.

The Board provides a process for shareholders to communicate with the Board as a whole and/or each of the Trustees individually. Shareholders should forward such correspondence by U.S. mail or other courier service to the Secretary of the Trust. Correspondence addressed to the Board will be forwarded to each Trustee, and correspondence addressed to a particular Trustee will be forwarded to that Trustee.

Board recommendation on Proposal 1

The Trustees unanimously recommend that

shareholders of the Funds vote “FOR” the

election of each Nominee

PROPOSAL 2 – APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH ASTON ASSET MANAGEMENT, LLC

Aston currently serves as the investment adviser to each Fund under the Current Advisory Agreement. Aston manages each Fund by selecting one or more other investment managers to manage the Fund’s portfolio on a subadvisory basis. Aston is responsible for identifying and selecting each Fund’s subadvisers, monitoring the performance of such subadvisers, and terminating subadvisers. The date of each Fund’s Current Advisory Agreement and the date on which it was last approved by shareholders and last approved or continued by the Board is provided in Appendix D.

As required by the 1940 Act, each Current Advisory Agreement provides for its automatic termination in the event of its assignment. Consummation of the Transaction may be deemed to be an “assignment,” as that term is defined in the 1940 Act, of each Fund’s Current Advisory Agreement. In anticipation of the Transaction, shareholders of each Fund are being asked to approve a new investment advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements” and, together with the Current Advisory Agreements, each an “Advisory Agreement” and collectively, the “Advisory Agreements”) between the Trust, on behalf of the Fund, and Aston, to be effective upon the consummation of the Transaction. The Form of New Advisory Agreement for each Fund is attached hereto as Appendix E. The New Advisory Agreement for each Fund will be substantially the same as the Fund’s Current Advisory Agreement, including with respect to the services Aston is required to provide to your Fund and the fee rates paid to Aston by the Fund. The material terms of the Current Advisory Agreements and the New Advisory Agreements are described under “Comparison of the Current Advisory Agreements and New Advisory Agreements” below.

The 1940 Act provides that, in order for an investment advisory agreement relating to a Fund to become effective, it must be approved by the Board, including a majority of the Independent Trustees, and by the Fund’s shareholders. In anticipation of the Transaction, the Board met in person on December 18-19, 2013 for the purpose of, among other things, considering whether it would be in the best interests of each Fund to approve a New Advisory Agreement with respect to such Fund. At the Board meeting, and for the reasons discussed below, the Board, including a majority of the Independent Trustees, approved a New Advisory Agreement with respect to each Fund and recommended its approval by shareholders.

Although each current subadvisory agreement may automatically terminate along with the Current Advisory Agreement upon the closing of the Transaction, shareholders do not need to approve new subadvisory agreements because the Aston Order enables Aston, subject to the approval of the Board, but without the need for shareholder approval, to retain and terminate subadvisers, engage new subadvisers and make material revisions to the terms of subadvisory agreements. In anticipation of the Transaction, Aston has recommended and the Board has approved new subadvisory agreements with each Fund’s current subadviser. If the New Advisory Agreement is approved by the shareholders of your Fund, a new subadvisory agreement with your Fund’s current subadviser will take effect upon the closing of the Transaction. The terms of the new subadvisory agreement relating to your Fund will be substantially the same as the terms of the current subadvisory agreement relating to your Fund, including with respect to the fee rates. Under the Aston Order, shareholders of a Fund will be notified of any future changes to the Fund’s subadviser.

While there is no present intention to do so, in the future, AMG and the management teams at Aston and Managers may decide to combine all or parts of the business of Aston and Managers. Because AMG will be the 100% owner of each of Managers and Aston following the Transaction, the Potential Future Events, if ever pursued, would not result in a change of actual control or management of Aston or Managers and, therefore, pursuant to Rule 2a-6 under the 1940 Act, there would not be an “assignment” of the investment advisory agreements then in effect between Aston and the Trust, on behalf of the Funds, and therefore the resulting entity or entities would be able to manage the Funds under the investment advisory agreement with respect to each Fund entered into between Aston and the Trust without any need of further Board or shareholder approval. Approval by the shareholders of a Fund of a new investment advisory agreement between Aston and the Trust, on behalf of the Fund, will be deemed to include approval of the resulting entity or entities serving as investment adviser to such Fund under such investment advisory agreement in the case of the Potential Future Events.

Comparison of Current Advisory Agreement and New Advisory Agreement

The terms of the New Advisory Agreement for each Fund are identical to those of the Current Advisory Agreement for such Fund, except for the date of effectiveness, the initial term and Aston Asset Management, LLC being a party to the New Advisory Agreement instead of Aston Asset Management, LP, which is a party to the Current Advisory Agreement. There is no change in the advisory fee rate payable by any Fund. In addition, Aston has no present intention to reduce or eliminate any contractual expense limitation or reimbursements currently in effect for the Funds. If approved by shareholders and assuming the Transaction is completed, each New Advisory Agreement will be effective as of the closing date of the Transaction and will have an initial term ending no more than two years from the date of its effectiveness. Each New Advisory Agreement will continue in effect from year to year thereafter if its continuance is approved, on behalf of a Fund, at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Current Advisory Agreement to certain terms of the New Advisory Agreement for each Fund.

Investment Management Services.   The investment management services to be provided by Aston to each Fund under the New Advisory Agreement will be the same as the services currently provided by Aston to each Fund under the Current Advisory Agreement. The Advisory Agreements provide that the investment adviser shall manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective(s), policies and limitations and administer the Fund’s affairs subject to the oversight of the Board.

Brokerage.   Both the Current Advisory Agreement and the New Advisory Agreement for each Fund authorize the investment adviser to select brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the investment adviser. The Advisory Agreements permit the investment adviser to rely on Section 28(e) of the Securities Exchange Act of 1934, as amended, in placing brokerage transactions. Under that Section, a commission paid to a broker may be higher than that which another qualified broker would have charged for effecting the same transaction, provided the investment adviser determines in good faith that the commission is reasonable in terms of either the particular transaction or the overall responsibility of the investment adviser to the Fund and its other clients, and provided that the total commissions paid by the Fund will be reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the investment adviser’s overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion.

Expenses.   The Current Advisory Agreement and the New Advisory Agreement for each Fund provide that the investment adviser shall pay all its own costs and expenses incurred in fulfilling its obligations under the Advisory Agreements, as well as pay for all necessary services, facilities and personnel. The Advisory Agreements provide that a Fund shall pay all expenses incidental to its operation and business not specifically assumed or agreed to be paid by the investment adviser, and the Advisory Agreements set forth a non-exclusive list of such expenses.

Compensation.   In return for the services provided under the Current Advisory Agreement, a Fund pays the investment adviser an advisory fee based on average daily net assets, which is payable monthly. Under the New Advisory Agreement for each Fund, the Fund will pay an advisory fee to the investment adviser at the same rate currently in effect. The advisory fee rates for each Fund, the fees paid by each Fund to Aston during each Fund’s last fiscal year and each Fund’s net assets as of October 31, 2013 are set forth in Appendix F to this Proxy Statement.

Limitation on Liability.   Under the Current Advisory Agreement and the New Advisory Agreement for each Fund, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the agreement, the investment adviser will not be liable for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the agreement including, without limitation, any loss suffered by the Funds in connection with the purchase, holding, redemption or sale of any security on behalf of the Funds.

Continuance.   The Current Advisory Agreement of each Fund originally was in effect for an initial term and was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of each Fund approve the New Advisory Agreement and the Transaction is consummated, the New Advisory Agreement with respect to each Fund will be effective as of the closing date of the Transaction and have an initial term ending up to two years from the closing date of the Transaction. Thereafter, the New Advisory Agreement for each Fund may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.   The Current Advisory Agreement and the New Advisory Agreement for each Fund may be terminated at any time without the payment of any penalty by the Fund or investment adviser on sixty (60) days’ written notice to the other party. A Fund may terminate an Advisory Agreement by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Information about the Investment Adviser

Aston Asset Management, LP, 120 North LaSalle Street, 25th Floor, Chicago, Illinois 60602, is the current investment adviser and administrator to twenty-three series of the Trust with total assets of approximately $15.9 billion as of December 31, 2013. Aston Asset Management, LP is a majority-owned subsidiary of AMG. AMG, a Delaware corporation with a principal place of business at 600 Hale Street, Prides Crossing, Massachusetts 01965, is an asset management company that holds interests in investment management firms. A wholly-owned subsidiary of AMG, Manor LLC, currently serves as the General Partner of Aston. As part of the Transaction, Aston will become a wholly-owned subsidiary of Managers. As part of this restructuring, Aston will be converted into a Delaware limited liability company and will change its name to “Aston Asset Management, LLC.” Managers, a Delaware limited liability company with a principal place of business at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is a registered investment adviser and currently serves as investment manager to the funds of Managers AMG Funds, Managers Trust I, Managers Trust II and The Managers Funds. Managers is a wholly-owned subsidiary of AMG.

Following the Transaction, Aston’s day-to-day management and operations will be directed and overseen by Stuart D. Bilton and Aston’s management team, as set forth below. The business address for each principal executive officer listed below is 120 N. LaSalle Street, 25th Floor, Chicago, Illinois 60602.

Principal Executive Officers	Principal Occupation
Stuart D. Bilton	Chief Executive Officer of Aston

Gerald F. Dillenburg	Chief Compliance Officer of Aston

Laura M. Curylo	Chief Financial Officer of Aston

Christine Dragon	Chief Administrative Officer of Aston

Factors Considered by the Board of Trustees in Approving the Investment Advisory Agreement

The Independent Trustees met in executive session on December 18-19, 2013, and the Board met in person on December 18-19, 2013 to consider the proposals in connection with the Transaction. The Board considered information about the Transaction that had been provided by Aston and AMG. The Board noted that upon completion of the Transaction, Aston would be converted from a limited partnership to a limited liability company and would become a wholly-owned subsidiary of Managers. The Board considered that completion of the Transaction may be deemed to be an “assignment” of the Current Advisory Agreement then in effect for each Fund, causing that agreement to automatically terminate.

In anticipation of the potential termination of the Current Advisory Agreements in connection with the Transaction, the Board, including the Independent Trustees, determined that the terms of the New Advisory Agreement between the Trust, on behalf of each Fund, and Aston are fair and reasonable and approved each New Advisory Agreement as being in the best interests of each Fund. The Independent Trustees met separately from the “interested” Trustees of the Trust to consider the approval of the New Advisory Agreement with respect to each Fund and were assisted by independent legal counsel in their deliberations.

In determining whether to approve the New Advisory Agreement for each Fund and whether to recommend the approval of the New Advisory Agreements to shareholders, the Board received information and made inquiries into all matters deemed relevant and considered the following factors, among others:

—

Based on representations from Aston and AMG, the Transaction is not expected to affect the nature, extent and quality of services to be provided by Aston, nor is the Transaction expected to result in any changes to the subadvisers to the Funds.

—

Based on representations from Aston and AMG, neither Aston nor AMG have any present intention to make any material changes in the operations of the Funds or their service providers, except for such changes which the Board discussed and determined to be consistent with the best interests of the Funds and their shareholders.

—

Based on information provided by Aston and AMG, the Funds may benefit over time as result of economies from the greater scale of the combined organization, greater leverage with respect to third-party mutual fund platforms and stronger negotiating power with third-party vendors.

—

The terms of each New Advisory Agreement with Aston were substantially the same as the Current Advisory Agreement, and the investment advisory fee rate would remain the same. The expense limitation or reimbursement agreements in effect for each Fund would not change as a result of the Transaction.

—

The Funds will not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing a proxy statement to shareholders of the Funds and related solicitation expenses.

The Board also considered that it had renewed the Current Advisory Agreements pursuant to an extensive process that concluded at its December 19, 2013 meeting or pursuant to an extensive initial contract approval process in the last year. The Board also determined that it was appropriate to take into consideration the extensive information received throughout the year regarding performance and operating results of the Funds, given the continuity of management of Aston and retention of the subadvisers to the Funds expected following the Transaction. In addition, the Board considered the conclusions the Board reached with respect to the initial approval or last renewal of each Current Advisory Agreement.

Based upon its evaluation of all information and factors it deemed relevant and assisted by the advice of independent legal counsel, the Board, including all of the Independent Trustees, concluded that the terms of the New Advisory Agreements, including the proposed advisory fees, were fair and reasonable, and that the New Advisory Agreement with respect to each Fund should be approved.

Required Vote

Approval of this proposal with respect to each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined under the 1940 Act, which means the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

Board recommendation on Proposal 2

The Trustees unanimously recommend that shareholders

of each Fund vote “FOR” this Proposal 2

PROPOSAL 3 –

APPROVAL OF MANAGER-OF-MANAGERS STRUCTURE UNDER ANY APPLICABLE EXEMPTIVE ORDER OR FUTURE RULE

Each Fund is currently operating under a “manager-of-managers” structure pursuant to the Aston Order, which allows Aston to allocate and reallocate the assets of the Funds between and among subadvisers. Under this structure, Aston has the authority to engage new subadvisers (including entering into new subadvisory agreements), retain and terminate subadvisers and make material revisions to the terms of the subadvisory agreements subject to the approval of the Board, without a requirement of shareholder approval. Shareholders of each Fund have previously approved the operation of such Fund under this manager-of-managers structure. The Aston Order will continue to be available and each Fund can continue to rely on the Aston Order in connection with and following the Transaction. Separately, the SEC issued the Managers Order to Managers which, as discussed above, will hold all of the interests of Aston following the Transaction. The Managers Order allows Managers and any entity that controls Managers, that Managers controls or that is under common control with Managers to enter into and materially amend contracts with subadvisers for the funds managed by such entity without obtaining shareholder approval.

Approval is being sought from the shareholders of each Fund to provide such Fund with the flexibility to operate under a manager-of-managers structure under any then applicable manager-of-managers exemptive order (and any amendments thereto) deemed to be in the best interests of such Fund and its shareholders, including the Orders, as implemented by the then current investment adviser to the Fund, whether that be Aston, any successor thereto, or any other future investment adviser to the Fund, or under any future rule that may be adopted by the SEC.

In 2003, the SEC proposed a new rule, Rule 15a-5 under the 1940 Act (“Rule 15a-5”) that would permit one or more investment advisers to act as subadvisers to a mutual fund without shareholder approval. If adopted, Rule 15a-5 would eliminate the need for a fund to obtain an SEC exemptive order before its investment adviser may engage subadvisers or amend subadvisory arrangements without shareholder approval. Rule 15a-5, as proposed, would require that the subadvisers retained to manage a fund be unaffiliated with the investment adviser, directors, trustees and officers of the investment adviser and the fund. If Rule 15a-5 is adopted as proposed, Aston will comply with the conditions of Rule 15a-5 prior to engaging a new subadviser or modifying subadvisory agreements without shareholder approval.

As discussed above, with respect to the Aston Order and the Managers Order, each provides substantially the same relief necessary to operate under a manager-of-managers structure — each Order permits the adviser to engage subadvisers and materially amend subadvisory agreements without seeking shareholder approval. There are certain differences in the conditions of the Orders related to certain disclosure and governance matters; however, these differences are not expected to have any material impact on the operations of the Funds. Although the Orders may be amended in the future, the current significant differences between the Aston Order and the Managers Order are set forth below. These differences may change over time and it is not intended that any such changes will need future approval by shareholders of the Funds.

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The Aston Order includes an exemption from certain disclosure provisions that may require each Fund to disclose fees paid by Aston to the subadvisers. The exemption permits each Fund to disclose (both as a dollar amount and as a percentage of the Fund’s net assets): (a) aggregate fees paid to Aston and affiliated subadvisers; and (b) aggregate fees paid to subadvisers other than affiliated subadvisers (“Aggregate Fee Disclosure”). If a Fund employs an affiliated subadviser, the Fund will provide separate disclosure of any fees paid to the affiliated subadviser. In addition, the requirement that Aston provide shareholders with an information statement within 90 days of hiring a new subadviser is modified to permit Aggregate Fee Disclosure. The Managers Order does not include a similar exemption permitting Aggregate Fee Disclosure.

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The Aston Order includes a condition that independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940Act, will be engaged to represent the Independent Trustees, and that the selection of such counsel will be within the discretion of the then-existing Independent Trustees. The Managers Order does not include a similar condition.

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As a result of the exemption permitting Aggregate Fee Disclosure, the Aston Order includes a condition that Aston will provide the Board, no less frequently than quarterly, with information about the profitability of Aston on a per-Fund basis. The information will reflect the impact on profitability of the hiring or termination of any subadviser during the applicable quarter. The Managers Order does not include a similar condition.

—

As a result of the exemption permitting Aggregate Fee Disclosure, the Aston Order includes a condition that whenever a subadviser is hired or terminated, Aston will provide the Board with information showing the expected impact on Aston’s profitability. The Managers Order does not include a similar condition.

—	The Aston Order includes a condition that each Fund will disclose in its registration statement the Aggregate Fee Disclosure. The Managers Order does not include a similar condition.

Board recommendation on Proposal 3

The Trustees unanimously recommend that shareholders

of each Fund vote “FOR” this Proposal 3

OTHER BUSINESS

The Trustees do not know of any additional matters to be presented at the Meeting other than those set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Investment Adviser and Investment Subadvisers

Aston Asset Management, LP, a majority-owned subsidiary of AMG, currently serves as investment manager of the Funds and is responsible for the Funds’ overall administration. As part of the Transaction, Aston will become a wholly-owned subsidiary of Managers. As part of this restructuring, Aston and will be converted into a Delaware limited liability company and will change its name to “Aston Asset Management, LLC.” Aston’s principal business address is 120 N. LaSalle Street, 25th Floor, Chicago, Illinois 60602.

The following table provides the name and principal business address of each of the Funds’ subadvisers (each, a “Subadviser”):

Subadviser	Fund(s)	Principal Business Address
Anchor Capital Advisors LLC	ASTON/Anchor Capital Enhanced Equity Fund	One Post Office Square, Suite 3850, Boston, MA 02109
Baring International Investment Limited	ASTON/Barings International Fund	155 Bishopsgate, London, EC2M 3XY, United Kingdom
Cornerstone Investment Partners, LLC	ASTON/Cornerstone Large Cap Value Fund	Phipps Tower, 3438 Peachtree Road NE, Suite 900, Atlanta, GA 30326
DoubleLine Capital LP	ASTON/DoubleLine Core Plus Fixed Income Fund	333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071
Fairpointe Capital LLC	ASTON/Fairpointe Mid Cap Fund	One North Franklin, Suite 3300, Chicago, Illinois 60606
Harrison Street Securities, LLC	ASTON/Harrison Street Real Estate Fund	71 South Wacker Drive, Suite 3575, Chicago, Illinois 60606
Herndon Capital Management, LLC	ASTON/Herndon Large Cap Value Fund	191 Peachtree Street, NE, Suite 2500, Atlanta, GA 30303
Lake Partners, Inc.	ASTON/Lake Partners LASSO Alternatives Fund	4 High Ridge Park, Suite 300, Stamford, CT 06905
Lee Munder Capital Group, LLC	ASTON/LMCG Small Cap Growth Fund ASTON/LMCG Emerging Markets Fund	200 Clarendon Street, 28th Floor, Boston, MA 02116
Montag & Caldwell, LLC	ASTON/Montag & Caldwell Growth Fund ASTON/Montag & Caldwell Mid Cap Growth Fund ASTON/Montag & Caldwell Balanced Fund	3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326

Subadviser	Fund(s)	Principal Business Address
River Road Asset Management, LLC

ASTON/River Road Dividend All Cap Value Fund

ASTON/River Road Dividend All Cap Value Fund II

ASTON/River Road Select Value Fund

ASTON/River Road Small Cap Value Fund

ASTON/River Road Independent Value Fund

ASTON/River Road Long-Short Fund

Meidinger Tower, 462 South Fourth Street, Suite 1600, Louisville, Kentucky 40202
Silvercrest Asset Management Group LLC	ASTON/Silvercrest Small Cap Fund	1330 Avenue of the Americas, 38th Fl., New York NY 10019
TAMRO Capital Partners LLC	ASTON/TAMRO Diversified Equity Fund ASTON/TAMRO Small Cap Fund	1701 Duke Street, Suite 250, Alexandria, Virginia 22314
Taplin, Canida & Habacht LLC	ASTON/TCH Fixed Income Fund	1001 Brickell Bay Drive, Suite 2100 Miami, Florida 33131

Principal Underwriter

Foreside Funds Distributors LLC (the “Distributor”) serves as the Funds’ distributor. The principal business address of the Distributor is 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312.

Independent Registered Public Accounting Firm

In connection with the proposed election of the Trustees under Proposal 1, as set forth above, the following information is required to be presented.

Ernst & Young LLP (“E&Y”), located at 155 N. Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. The Funds know of no direct or indirect financial interest of E&Y in any of the Funds. Representatives of E&Y are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

The information below is provided for the fiscal years ended October 31, 2013 and October 31, 2012.

Audit Fees

The aggregate fees billed by E&Y to the Funds for the Funds’ two most recent fiscal years for professional services rendered by E&Y for audits of the Funds’ annual financial statements, or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements for those fiscal years are $403,670 for 2013 and $400,750 for 2012.

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item are $26,910 for 2013 and $26,000 for 2012. Such fees were related to agreed upon procedures for the April 30, 2013 and April 30, 2012 unaudited semi-annual reports.

Tax Fees

The aggregate fees billed by E&Y in each of the last two fiscal years for professional services rendered by the E&Y for tax compliance, tax advice, and tax planning were $0 for 2013 and $0 for 2012.

Non-Audit Fees

The aggregate fees billed by E&Y to the Funds for non-audit services rendered by E&Y in connection with statutory and regulatory filings related to the reorganization of the ASTON Small Cap Fund with and into the ASTON/LMCG Small Cap Growth Fund are $14,000 for 2013. The aggregate fees billed by E&Y to the Funds for non-audit services rendered by E&Y are $0 for 2012.

All Other Fees

The aggregate fees billed by E&Y to the Funds in each of the last two fiscal years of the Funds for products and services provided by E&Y, other than the services reported above are $0 for 2013 and $0 for 2012.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to the Audit Committee Charter, the Audit Committee is responsible for pre-approving all audit services and permissible non-audit services to be provided to the Funds by E&Y, including the fees and other compensation to be paid to E&Y to provide non-audit services to the Funds’ investment adviser or any affiliate of the Funds’ investment adviser, if the engagement relates directly to the operations and financial reporting of the Funds, provided that the amount of such services constitutes no more than 5% of the total amount of revenues paid to E&Y by the Funds, Aston and any affiliate of Aston that provides ongoing services to the Funds that would have to be preapproved by the Committee pursuant to the Audit Committee Charter. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pre-approval for a permitted non-audit service is not required if: (1) the aggregate amount of all non-audit services is not more than 5% of the total revenues paid by the Funds to E&Y in that fiscal year; (2) such services were not recognized by the Funds to be non-audit services; and (3) such non-audit services were brought to the attention of the Audit Committee and approved prior to completion.

Other Information

Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Funds.

Voting Information

Proxy Solicitation.  Representatives of the Adviser may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds. The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by AMG and will not be paid for by the Funds.

Georgeson Inc. d/b/a Computershare Fund Services (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $625,000, plus expenses, for the Trust. As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor’s representative will confirm that the shareholder has received the proxy materials in the mail. As part of the verification process, the Solicitor’s representative will confirm each shareholder’s address. If the shareholder is a corporation or other entity, the Solicitor’s representative will ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. At the shareholder’s request, the Solicitor’s representative will explain the process, read the proposals listed on the proxy card and ask for the shareholder’s instructions on the proposals. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or internet, the shareholder may vote at the Meeting in person.

If you require additional information regarding the proxy or replacement proxy cards, please call the Solicitor toll free at 1-866-880-8631. Any proxy given by a shareholder, whether in writing, by telephone, by facsimile or the internet, is revocable until voted at the Meeting.

Shareholder Voting.   Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. Shareholders of the Funds are entitled to one vote for each full share held and fractional votes for fractional shares.

A quorum must be present at the Meeting for the transaction of business. One-third of the aggregate number of shares entitled to vote, present in person or by proxy, constitutes a quorum for the transaction of business, except that where any provision of law or the governing documents of the Trust permits or requires that holders shall vote as a Fund, then one-third of the aggregate number of shares of that Fund entitled to vote shall constitute a quorum. Abstentions and broker non-votes do not represent votes cast for any proposal but will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are, with respect to a proposal, shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and as to which the broker or nominee does not have discretionary voting power, but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on such proposal. Because the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined below, is required to approve Proposals 2 and 3, abstentions and broker non-votes will have the effect of a vote against such proposals. Abstentions and broker non-votes will have no effect on Proposal 1.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. If a quorum is present, any adjournment will require the affirmative vote of a majority of the shares voted at the Meeting in person or by proxy.

Information regarding the number of issued and outstanding shares of each class of each Fund as of the Record Date is provided in Appendix A, representing the same number of votes for each of the Funds. The persons who are known to have owned beneficially or of record 5% or more of any Fund’s outstanding shares as of the Record Date are listed in Appendix B.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to any proposal on which you are entitled to vote, your shares will be voted in accordance with management’s recommendation with respect to each such proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Under the Trust’s Amended and Restated By-Laws, a proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives a specific written notice to the contrary from any one of them.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card.

IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation or by submitting a later-dated proxy to the Trust at the above address prior to the date of the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Required Vote.   With respect to Proposal 1, the election of Trustees, an affirmative vote of the holders of a plurality of the Trust’s shares present at the meeting in person or by proxy is required to elect each individual nominated as a Trustee. In the election of Trustees, votes may be cast in favor of a Nominee or withheld. Proposal 1 will be voted on by all shareholders of the Trust.

With respect to Proposal 2, approval of the investment advisory agreement, shareholders of each Fund will vote separately on a Fund-by-Fund basis. With respect to a particular Fund, the proposal must be approved by a “vote of a majority of the outstanding voting securities” of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal.

With respect to Proposal 3, approval of the operation of a manager-of-managers structure by the then current investment adviser under any applicable exemptive order or future rule, shareholders of each Fund will vote separately on a Fund-by-Fund basis. With respect to a particular Fund, the proposal must be approved by a “vote of a majority of the outstanding voting securities” of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii)  more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal.

Shareholder Proposals

Under Delaware law, the Trust is not required to hold annual shareholders’ meetings, but it will hold special meetings as required or deemed desirable, or upon the request of holders of at least 10% of the Trust’s shares entitled to vote. Because the Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Any shareholder who wishes to submit a proposal for consideration at a subsequent shareholders’ meeting should mail the proposal promptly to the Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and must be received by the Trust within a reasonable time before the solicitation of proxies for that meeting. The timely submission of a proposal does not guarantee its inclusion.

To ensure the presence of a quorum at the combined special meeting, prompt voting is requested. A self-addressed, postage-paid envelope is enclosed for your convenience if you wish to vote by mail, along with instructions on how to vote over the Internet or by telephone should you prefer to vote by one of those methods.

By Order of the Board of Trustees,

Stuart D. Bilton

Chief Executive Officer and President

APPENDIX A

OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:

Fund	Class N	Class I	Class R	Total
ASTON/Anchor Capital Enhanced Equity Fund	10,881,992.691	6,740,670.912	—	17,622,663.603

ASTON/Barings International Fund	68,128.917	4,047,909.817	—	4,116,038.734

ASTON/Cornerstone Large Cap Value Fund	1,433,590.621	3,679,233.456	—	5,112,824.077

ASTON/DoubleLine Core Plus Fixed Income	4,004,631.842	11,127,781.028	—	15,132,412.870

ASTON/Fairpointe Mid Cap Fund	57,199,265.348	59,178,000.743	—	116,377,266.091

ASTON/Harrison Street Real Estate Fund	1,111,382.025	41,583.158	—	1,152,965.183

ASTON/Herndon Large Cap Value Fund	3,218,707.323	6,157,884.608	—	9,376,591.931

ASTON/Lake Partners LASSO Alternatives Fund	3,599,857.018	31,515,032.467	—	35,114,889.485

ASTON/LMCG Emerging Markets Fund	71,034.147	353,448.596	—	424,482.743

ASTON/LMCG Small Cap Growth Fund	2,458,419.163	618,694.669	—	3,077,113.832

ASTON/Montag & Caldwell Balanced Fund	950,870.838	78,604.080	—	1,029,474.918

ASTON/Montag & Caldwell Growth Fund	79,901,442.139	108,827,206.240	353,295.223	189,081,943.602

ASTON/Montag & Caldwell Mid Cap Growth Fund	1,026,549.510	—	—	—

ASTON/River Road Dividend All Cap Value Fund	34,631,711.326	57,353,193.505	—	91,984,904.831

ASTON/River Road Dividend All Cap Value Fund II	454,148.508	7,252,070.741	—	7,706,219.249

ASTON/River Road Independent Value Fund	29,900,895.400	34,405,461.790	—	64,306,357.190

A-1

Fund	Class N	Class I	Class R	Total
ASTON/River Road Long-Short Fund	10,624,287.938	8,300,034.973	—	18,924,322.911

ASTON/River Road Select Value Fund	2,097,731.315	21,931,729.226	—	24,029,460.541

ASTON/River Road Small Cap Value Fund	4,109,590.759	19,552,342.787	—	23,661,933.546

ASTON/Silvercrest Small Cap Fund	315,719.344	2,699,941.176	—	3,015,660.520

ASTON/TAMRO Diversified Equity Fund	1,610,390.738	1,728,126.300	—	3,338,517.038

ASTON/TAMRO Small Cap Fund	23,628,041.838	33,896,423.316	—	57,524,465.154

ASTON/TCH Fixed Income Fund	4,175,367.237	806,506.816	—	4,981,874.053

A-2

APPENDIX B

RECORD OR BENEFICIAL OWNERSHIP

As of January 24, 2014, the following persons or entities owned beneficially or of record 5% or more* of each class of each Fund’s outstanding securities:

ASTON/Montag & Caldwell Growth Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp. 499 Washington Blvd. Jersey City, NJ 07310	N	43,976,318.673	55.0353%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	N	7,070,801.269	8.8489%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	N	5,979,846.207	7.4836%

LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	N	5,759,346.443	7.2077%

Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. East, 3rd Floor Jacksonville, FL 32246	I	21,171,355.610	19.4544%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	I	20,201,365.048	18.5630%

First Clearing LLC 2801 Market St. St. Louis, MO 63103	I	20,029,928.453	18.4055%

Morgan Smith Stanley Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07310	I	6,937,083.111	6.3745%

National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	I	6,655,582.004	6.1158%

Reliance Trust Company c/o Fascore LLC 8515 East Orchard Rd. 2T2 Greenwood Village, CO 80111	R	131,057.949	37.0959%

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. East, 3rd Floor Jacksonville, FL 32246	R	78,698.996	22.2757%

Hartford Securities Distribution Company Inc. as agent for Reliance Trust Company P.O. Box 2999 Hartford, CT 06104	R	48,602.671	13.7570%

Nationwide Trust Company FSB P.O. Box 182029 Columbus, OH 43218	R	28,252.444	7.9968%

Reliance Trust Company P.O. Box 48529 Atlanta, GA 30362	R	22,071.053	6.2472%

ASTON/Herndon Large Cap Value Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
UBS WM USA Omni Account M/F 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086	N	2,364,062.371	73.4476%

Mid Atlantic Trust Company 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	N	274,313.578	8.5225

First Clearing LLC 2801 Market St. St. Louis, Mo 63103	N	212,390.409	6.5986%

Vanguard Fiduciary Trust Co. ABN AMRO Funds U/A DTD 12/31/02 P.O. Box 2600 Valley Forge, PA 19482	I	1,707,778.682	27.7352%

National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	I	745,292.161	12.1039%

Saxon & Co. P.O. Box 7780-1888 Philadelphia, PA 19182	I	619,770.257	10.0654%

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. East, 3rd Floor Jacksonville, FL 32246	I	510,635.295	8.2930%

Saxon & Co. P.O. Box 7780-1888 Philadelphia, PA 19182	I	372,127.014	6.0435%

ASTON/Cornerstone Large Cap Value Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
DCGT as TTEE and/or CUST 711 High St. Des Moines, IA 50303	N	322,669.984	22.5078%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	N	177,742.805	12.3984%

National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	N	117,003.879	8.1616%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07399	N	109,578.028	7.6436%

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	N	76,506.996	5.3367%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	I	2,977,480.732	80.9288%

DCGT as TTEE and/or CUST 711 High St. Des Moines, IA 50303	I	250,083.366	6.7973%

ASTON/TAMRO Diversified Equity Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
DCGT as TTEE and/or CUST 711 High St. Des Moines, IA 50303	N	326,197.281	20.2558%

DCGT as TTEE and/or CUST 711 High St. Des Moines, IA 50303	N	274,103.558	17.0209%

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	N	217,924.610	13.5324%

National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	N	181,253.720	11.2553%

Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. East, 3rd Floor Jacksonville, FL 32246	N	115,346.738	7.1627%

UBS WM USA Omni Account M/F 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086	N	81,676.017	5.0718

Pershing LLC P.O. Box 2052 Jersey City, NJ 07399	I	1,675,665.293	96.9643%

ASTON/River Road Dividend All Cap Value Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	N	18,949,491.326	54.7172%

BNY Mellon as Agent for BNYM I S Trust Co CUST 760 Moore Rd. King of Prussia, PA 19406	N	6,122,198.116	17.6780%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	N	3,829,998.043	11.0592%

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	N	2,029,796.294	5.8611%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	I	13,701,886.311	23.8900%

Raymond James 880 Carillon Pkwy. Saint Petersburg, FL 33716	I	11,146,036.692	19.4337%

National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	I	6,061,347.724	10.5683%

ASTON/River Road Dividend All Cap Value Fund II

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	N	207,219.154	46.0242%

Matthew Cassaro and Theresa Culver JTWROS Louisville, KY 40241	N	98,679.488	21.9171

National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	N	29,787.948	6.6160

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	I	3,067,413.449	42.2971%

Linercourse & Co as Custodian For Indian River Medical Center-Pension 1200 Crown Colony Dr. Quincy, MA 02169-0938	I	1,044,091.766	14.3972%

ASTON/Fairpointe Mid Cap Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	N	12,833,744.575	22.4618%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	N	12,586,576.745	22.0292%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07399	N	4,311,235.707	7.5456%

New York Life Trust Co. 169 Lackawanna Ave. Parsippany, NJ 07054	N	3,753,352.992	6.5692%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	I	11,548,886.300	19.5154%

National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	I	8,145,845.518	13.7649%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07399	I	4,213,377.194	7.1198%

ASTON/Montag & Caldwell Mid Cap Growth Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	N	230,618.097	22.4654%

Wells Fargo Bank N.A. P.O. Box 1533 Minneapolis, MN 55480	N	224,256.643	21.8457%

TD Ameritrade Trust Co. P.O. Box 17748 Denver, CO 80217	N	176,453.707	17.1890%

William Vogel Atlanta, GA 30350-3617	N	79,317.443	7.7266%

Raymond James 880 Carillon Pkwy. Saint Petersburg, FL 33716	N	76,028.206	7.4062%

ASTON/TAMRO Small Cap Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	N	10,243,297.975	43.3524%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	N	2,275,014.040	9.6285%

Vanguard Fiduciary Trust Co. ABN AMRO Funds U/A DTD 12/31/02 P.O. Box 2600 Valley Forge, PA 19482	N	1,445,590.642	6.1181%

Community Bank N.A. CUST 6 Rhoads Dr., Suite 7 Utica, NY 13502	N	1,396,459.774	5.9102%

The Northern Trust Co., as Trustee P.O. Box 92994 Chicago, IL 60675	I	6,489,810.740	19.1460%

National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	I	5,613,364.601	16.5603%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	I	4,643,430.621	13.6989%

Shareholder Name and Address	Class	Shares Owned	Percent of Class

Saxon & Co. P.O. Box 7780-1888 Philadelphia, PA 19182	I	2,709,510.004	7.9935%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07399	I	1,738,616.129	5.1292%

ASTON/River Road Select Value Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	N	714,136.655	34.0433%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07399	N	711,009.791	33.8942%

National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	N	247,870.147	11.8161%

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	N	125,888.380	6.0012%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	I	10,665,067.206	48.6285%

National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	I	7,929,508.712	36.1555%

Shepard Center Inc. 2020 Peachtree Rd. NW Atlanta, GA 30309	I	1,225,454.302	5.5876%

ASTON/River Road Small Cap Value Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	N	1,694,833.606	41.2395%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	N	1,393,683.501	33.9118%

Shareholder Name and Address	Class	Shares Owned	Percent of Class
DWS Trust Co. TTEE P.O. Box 1757 Salem, NH 03079	N	409,801.163	9.9715%

Raymond James 880 Carillon Pkwy. Saint Petersburg, FL 33716	I	8,399,924.872	42.9603%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	I	5,101,122.500	26.0890%

Minnesota Life 400 Robert St. North Saint Paul, MN 55101	I	3,025,719.283	15.4746%

ASTON/River Road Independent Value Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	N	11,498,070.689	38.4539%

BNY Mellon as Agent for BNYM IS Trust Co Cust. 760 Moore Rd. King of Prussia, PA 19406	N	8,280,115.538	27.6919%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07399	N	2,583,651.892	8.6407%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	N	2,425,879.593	8.1131%

LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	N	1,880,812.374	6.2902%

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	N	1,807,120.503	6.0437%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	I	18,937,119.117	55.0410%

National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	I	6,548,844.553	19.0343%

Raymond James 880 Carillon Pkwy. Saint Petersburg, FL 33716	I	2,102,245.148	6.1102%

ASTON/LMCG Small Cap Growth Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	N	587,954.096	23.9155%

Charles Schwab & Co Inc. 101 Montgomery St. San Francisco, CA 94104	N	378,371.180	15.3905%

ICMA Retirement Corporation 777 North Capitol St., NE Washington, DC 20002	N	152,949.136	6.2213%

National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	I	397,182.736	64.1969%

Charles Schwab & Co Inc. 101 Montgomery St. San Francisco, CA 94104	I	40,009.365	6.4667%

First Clearing LLC 2801 Market St. St. Louis, MO 63103	I	33,023.898	5.3377%

Kenneth Anderson 120 North LaSalle St. Chicago, IL 60602	I	31,578.710	5.1041%

Gerald Dillenburg & Cheryl Dillenburg, JTWROS 120 North LaSalle St. Chicago, IL 60602	I	31,564.703	5.1018%

Stuart D Bilton & Bette E Bilton, JT TEN 120 North LaSalle St. Chicago, IL 60602	I	31,526.738	5.0957%

ASTON/Silvercrest Small Cap Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	N	160,319.988	50.7793%

Charles Schwab & Co Inc. 101 Montgomery St. San Francisco, CA 94104	N	144,604.709	45.8017%

Shareholder Name and Address	Class	Shares Owned	Percent of Class
AIG Retirement Services Company 2727-A Allen Pkwy. 4-D1 Houston, TX 77019-0000	I	809,222.705	29.9719%

Charles Schwab & Co Inc. 101 Montgomery St. San Francisco, CA 94104	I	601,206.625	22.2674%

National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	I	445,086.866	16.4851%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07399	I	293,605.265	10.8745%

ASTON/DoubleLine Core Plus Fixed Income Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	N	2,360,562.091	58.9458%

UBS WM USA Omni Account M/F 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086	N	627,781.019	15.6764%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07399	N	273,374.654	6.8265%

Charles Schwab & Co Inc. 101 Montgomery St. San Francisco, CA 94104	N	248,745.394	6.2114%

National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	I	3,776,637.173	33.9388%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07399	I	2,601,219.844	23.3759%

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	I	1,526,876.651	13.7213%

Charles Schwab & Co Inc. 101 Montgomery St. San Francisco, CA 94104	I	1,354,971.649	12.1765%

Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. East, 3rd Floor Jacksonville, FL 32246	I	1,043,190.986	9.3747%

ASTON/TCH Fixed Income Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
DCGT as TTEE and/or CUST 711 High St. Des Moines, IA 50303	N	1,126,667.608	26.9840%

Great-West Trust Co LLC 8515 East Orchard Rd. 2T2 Greenwood Village, CO 80111	N	653,659.166	15.6553%

Charles Schwab & Co Inc. 101 Montgomery St. San Francisco, CA 94104	N	335,151.402	8.0270%

DCGT as TTEE and/or CUST 711 High St. Des Moines, IA 50303	I	680,857.271	84.4205%

First Clearing LLC 2801 Market St. St. Louis, MO 63103	I	60,044.287	7.4450%

ASTON/Lake Partners LASSO Alternatives Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	N	1,769,935.669	49.1668%

UBS WM USA Omni Account M/F 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086	N	580,466.812	16.1247%

National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	N	379,300.869	10.5366%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07399	N	209,616.634	5.8229%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	I	19,608,089.437	62.2182%

Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. East 3rd Floor Jacksonville, FL 32246	I	2,848,401.696	9.0382%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07399	I	2,122,040.737	6.7334%

ASTON/Anchor Capital Enhanced Equity Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	N	5,790,868.902	53.2152%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	N	2,468,478.489	22.6841

UBS WM USA Omni Account M/F 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086	N	1,383,883.201	12.7172

National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	I	2,176,327.537	32.2865%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	I	1,709,573.206	25.3621%

Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. East, 3rd Floor Jacksonville, FL 32246	I	551,368.244	8.1797%

Saxon & Co. P.O. Box 7780-1888 Philadelphia, PA 19182	I	431,898.141	6.4074%

First Clearing LLC 2801 Market St. St. Louis, MO 63103	I	355,010.641	5.2667%

ASTON/River Road Long-Short Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	N	4,360,977.656	41.0473%

National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	N	2,500,738.638	23.5379%

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	N	1,658,409.699	15.6096%

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Pershing LLC P.O. Box 2052 Jersey City, NJ 07399	N	1,469,564.825	13.8321%

National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	I	2,982,506.746	36.0458%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	I	1,896,870.523	22.9251%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07399	I	1,596,951.761	19.3004%

DBTCO P.O. Box 747 Dubuque IA 52004	I	512,879.367	6.1985%

ASTON/Barings International Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Strafe & Co. P.O. Box 6924 Newark, DE 19714	N	44,764.555	65.7057%

Kenneth Anderson 120 North LaSalle St. Chicago, IL 60602	N	18,159.500	26.6546%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	I	1,982,153.304	48.9673%

JP Morgan 14201 Dallas Pkwy. 13th Floor Dallas, TX 75254	I	608,128.308	15.0233%

Strafe & Co. P.O. Box 6924 Newark, DE 19714	I	539,537.516	13.3288%

Wells Fargo Bank N.A. P.O. Box 1533 Minneapolis, MN 55480	I	320,022.504	7.9059%

Maryville University of Saint Louis 650 Maryville University Dr. Saint Louis, MO 63141	I	226,119.181	5.5861%

ASTON/LMCG Emerging Markets Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Aston Asset Management 120 North LaSalle St., 25th Floor Chicago, IL 60602	N	68,684.245	96.6919%

City National Corporation 400 North Roxbury Dr., Suite 800 Beverly Hills, CA 90210	I	205,525.395	58.1486%

Stuart D Bilton & Bette E Bilton, JT TEN 120 North LaSalle St. Chicago, IL 60602	I	76,225.507	21.5662%

Kenneth Anderson 120 North LaSalle St. Chicago, IL 60602	I	40,653.374	11.5019%

ASTON/Harrison Street Real Estate Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	N	257,729.749	23.1900%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	N	140,729.121	12.6625%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07399	N	134,106.139	12.0666%

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	N	71,521.229	6.4353%

DCGT as TTEE and/or CUST 711 High St. Des Moines, IA 50303	N	71,175.706	6.4043%

DCGT as TTEE and/or CUST 711 High St. Des Moines, IA 50303	N	70,081.137	6.3058%

Nationwide Trust Company P.O. Box 182029 Columbus, OH 43215	N	66,512.723	5.9847%

Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. East, 3rd Floor Jacksonville, FL 32246	I	15,279.944	36.7455%

Shareholder Name and Address	Class	Shares Owned	Percent of Class
Nationwide Trust Company P.O. Box 182029 Columbus, OH 43215	I	9,395.028	22.5934%

Gerald Dillenburg & Cheryl Dillenburg, JTWROS 120 North LaSalle St. Chicago, IL 60602	I	6,581.740	15.8279%

Eric Rakowski TTEE 120 North LaSalle St. Chicago, IL 60602	I	3,820.439	9.1875%

Steven J Paggioli 120 North LaSalle St. Chicago, IL 60602	I	2,610.032	6.2767%

ASTON/Montag & Caldwell Balanced Fund

Shareholder Name and Address	Class	Shares Owned	Percent of Class
DCGT as TTEE and/or CUST 711 High St. Des Moines, IA 50303	N	117,962.491	12.4027%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	N	86,032.394	9.0455%

National Financial Services Corp. 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	N	56,006.315	5.8885%

DCGT as TTEE and/or CUST 711 High St. Des Moines, IA 50303	N	112,254.540	9.4920%

Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. East, 3rd Floor Jacksonville, FL 32246	I	43,352.987	55.1536%

TD Ameritrade Trust Company c/o Montag & Caldwell 401K PSP P.O. Box 17748 Denver, CO 80217	I	9,098.086	11.5746%

First Clearing LLC 2801 Market St. St. Louis, MO 63103	I	8,954.678	11.3921%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ	I	5,490.398	6.9849%

BNY Mellon I S Trust Wilmington, DE 19806	I	4,526.243	5.7583%

*	A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a “control person” (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

Since November 1, 2012, no Trustee or Nominee has purchased or sold securities of the Adviser or any of its parents or subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Adviser or any of its respective parents or subsidiaries.

As of December 31, 2013, the Trustees, Nominees and officers as a group owned, of record and beneficially, less than 1% of the outstanding shares of each class of each Fund, except as set forth below.

Fund	Title of Class	Number of Shares Owned	Percent of Class
ASTON/Harrison Street Real Estate Fund	I	12,982.21	27.30%

ASTON/Herndon Large Cap Value Fund	I	99,098.78	1.63%

ASTON/LMCG Emerging Markets Fund	I	91,470.53	26.30%

ASTON/LMCG Small Cap Growth Fund	I	63,091.44	10.26%

ASTON/TAMRO Diversified Equity Fund	I	33,439.81	1.93%

	N	15,948.17	1.00%

As of December 31, 2013, each of the Trustees, Nominees and officers owned, of record and beneficially, less than 1% of the outstanding shares of each class of each Fund, except as set forth below.

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
ASTON/Harrison Street Real Estate Fund	I	Gerald F. Dillenburg 120 North LaSalle Street, 25th Floor Chicago, Illinois 60602	6,582.74	13.84%

		Steven J. Paggioli 120 North LaSalle Street, 25th Floor Chicago, Illinois 60602	2,610.03	5.49%

		Eric P. Rakowski 120 North LaSalle Street, 25th Floor Chicago, Illinois 60602	3,820.44	8.03%

ASTON/Herndon Large Cap Value Fund	I	Stuart D. Bilton 120 North LaSalle Street, 25th Floor Chicago, Illinois 60602	98,184.60	1.62%

ASTON/LMCG Emerging Markets Fund	I	Gerald F. Dillenburg 120 North LaSalle Street, 25th Floor Chicago, Illinois 60602	15,245.02	4.38%

Fund	Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
		Stuart D. Bilton 120 North LaSalle Street, 25th Floor Chicago, Illinois 60602	76,225.51	21.91%

ASTON/LMCG Small Cap Growth Fund	I	Gerald F. Dillenburg 120 North LaSalle Street, 25th Floor Chicago, Illinois 60602	31,564.70	5.13%

		Stuart D. Bilton 120 North LaSalle Street, 25th Floor Chicago, Illinois 60602	31,526.74	5.13%

ASTON/TAMRO Diversified Equity Fund	I	Stuart D. Bilton 120 North LaSalle Street, 25th Floor Chicago, Illinois 60602	25,693.71	1.48%

	N	Gregory T. Mutz 120 North LaSalle Street, 25th Floor Chicago, Illinois 60602	15,948.17	1.00%

APPENDIX C

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

ASTON FUNDS

I.	PURPOSE

The Nominating and Governance Committee (the “Committee”) is a committee of the Board of the Aston Funds (the “Trust”). Its primary function is to identify and recommend individuals for membership on the Board and to oversee the administration of the Board Governance Guidelines and Procedures.

II.	COMPOSITION

The Committee shall be comprised of all independent board members who, in the opinion of the Board, are free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the Committee. For these purposes, a board member is considered an independent board member if he or she is not an “interested person” of the Trust as that term is defined in the Investment Company Act of 1940.

The members of the Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by majority vote.

III.	MEETINGS

The Committee shall meet annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

A.	Board Nominations and Functions

1.	Select and nominate individuals to serve as Trustees of the Trust. The principal criterion for selection of candidates, regardless of the source of recommendation, is the ability to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration:

(a)	The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience.

(b)	Candidates should exhibit stature commensurate with the responsibility of representing shareholders.

(c)	Candidates should commit to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed.

(d)	Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

2.	Identify and evaluate candidates for nomination to serve as trustees. Recommendations for candidates may come from shareholders, from other trustees or from the Trust’s investment adviser. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Trust’s Secretary for the attention of the Chair of the Nominating and Governance Committee. Recommendations for candidates must include a resume of the candidate.

3.	Recommend to the Board, annually, a Board member to serve as Chairman of the Board.

4.	Review the Board Governance Guidelines and Procedures, annually, and recommend changes, if any, to the Board.

5.	Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

6.	Review annually Independent Trustee compensation and Trust ownership criteria, and recommend any appropriate changes to the Independent Trustees as a group.

7.	Determine the process to be used for the annual evaluation of the performance of the Board.

B.	Committee Nominations and Functions

1.	Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

2.	Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.	Other Powers and Responsibilities

1.	Review this Charter, as necessary, and recommend any material changes to the Board.

2.	Review Trust governance structure for compliance with legal requirements.

3.	Be responsible for the supervision of counsel to the Independent Trustees.

4.	Investigate any other matter brought to its attention within the scope of its duties.

5.	Perform any other activities consistent with this Charter, the Trust’s Charter, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate. The Committee expressly shall have the power to retain outside counsel, consultants or other experts at the expense of the Trust, if, in its judgment, that is appropriate.

6.	Maintain minutes of Committee meetings, report its significant activities and findings to the Board and make such recommendations to the Board as the Committee deems necessary or appropriate.

Adopted: September 28, 2004

Re-titled: November 30, 2006

APPENDIX D

DATES RELATED TO CURRENT ADVISORY AGREEMENT

Fund Name	Date of Current Advisory Agreement	Date Current Advisory Agreement Was Last Approved by Shareholders	Purpose of Submission of Current Advisory Agreement to Shareholders	Date Current Advisory Agreement Was Last Approved or Renewed by Board
ASTON/Anchor Capital Enhanced Equity Fund	April 15, 2010	March 22, 2010	Change of Control	December 19, 2013
ASTON/Barings International Fund	April 15, 2010	March 24, 2010	Change of Control	December 19, 2013
ASTON/Cornerstone Large Cap Value Fund	April 15, 2010	March 22, 2010	Change of Control	December 19, 2013
ASTON/DoubleLine Core Plus Fixed Income	July 13, 2011	July 13, 2011	Initial Approval	December 19, 2013
ASTON/Fairpointe Mid Cap Fund	April 15, 2010	March 22, 2010	Change of Control	December 19, 2013
ASTON/Harrison Street Real Estate Fund	April 15, 2010	March 22, 2010	Change of Control	December 19, 2013
ASTON/Herndon Large Cap Value Fund	April 15, 2010	March 22, 2010	Change of Control	December 19, 2013
ASTON/Lake Partners LASSO Alternatives Fund	April 15, 2010	March 22, 2010	Change of Control	December 19, 2013
ASTON/LMCG Emerging Markets Fund	March 26, 2013	March 26, 2013	Initial Shareholder Approval	March 8, 2013
ASTON/LMCG Small Cap Growth Fund	October 20, 2011	October 20, 2011	Initial Shareholder Approval	December 19, 2013
ASTON/Montag & Caldwell Balanced Fund	April 15, 2010	March 22, 2010	Change of Control	December 19, 2013
ASTON/Montag & Caldwell Growth Fund	April 15, 2010	March 22, 2010	Change of Control	December 19, 2013
ASTON/Montag & Caldwell Mid Cap Growth Fund	April 15, 2010	March 22, 2010	Change of Control	December 19, 2013
ASTON/River Road Dividend All Cap Value Fund	April 15, 2010	March 22, 2010	Change of Control	December 19, 2013
ASTON/River Road Dividend All Cap Value Fund II	June 22, 2012	June 22, 2012	Initial Shareholder Approval	December 19, 2013
ASTON/River Road Independent Value	December 28, 2010	December 28, 2010	Initial Shareholder Approval	December 19, 2013
ASTON/River Road Long-Short Fund	December 29, 2010	December 29, 2010	Initial Shareholder Approval	December 19, 2013
ASTON/River Road Select Value Fund	April 15, 2010	March 22, 2010	Change of Control	December 19, 2013

D-1

Fund Name	Date of Current Advisory Agreement	Date Current Advisory Agreement Was Last Approved by Shareholders	Purpose of Submission of Current Advisory Agreement to Shareholders	Date Current Advisory Agreement Was Last Approved or Renewed by Board
ASTON/River Road Small Cap Value Fund	April 15, 2010	March 22, 2010	Change of Control	December 19, 2013
ASTON/Silvercrest Small Cap Fund	December 21, 2011	December 21, 2011	Initial Shareholder Approval	December 19, 2013
ASTON/TAMRO Diversified Equity Fund	April 15, 2010	March 22, 2010	Change of Control	December 19, 2013
ASTON/TAMRO Small Cap Fund	April 15, 2010	March 22, 2010	Change of Control	December 19, 2013
ASTON/TCH Fixed Income Fund	April 15, 2010	March 22, 2010	Change of Control	December 19, 2013

D-2

APPENDIX E

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this      day of             , 2014 by and between ASTON FUNDS, a Delaware statutory trust (the “Trust”), on behalf of each series of the Trust set forth on Schedule A hereto as may be amended from time to time (each, a “Fund” and collectively, the “Funds”) and ASTON ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company; and

WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to each Fund, and the Adviser is willing to furnish such services to each Fund.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:

1.         Appointment.   The Trust hereby appoints the Adviser to act as investment adviser to each Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.         Duties of Adviser.   As investment adviser, the Adviser shall: (i) manage the investment and reinvestment of the assets of each Fund, (ii) continuously review, supervise and administer the investment program of each Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser’s activities which are required to be maintained by the Trust and (v) render regular reports to the Trust’s officers and Board of Trustees concerning the Adviser’s discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the oversight of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in each Fund’s then effective prospectus and statement of additional information. The Adviser shall determine from time to time what securities and other investments will be purchased, retained, sold or exchanged by each Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as amended from time to time, the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and communicated to the Adviser. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies. The Adviser shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Funds, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.

3.         Delegation of Duties.   Subject to the Board’s approval, the Adviser and/or a Fund may enter into contracts with one or more investment subadvisers, including without limitation, affiliates of the Adviser, in which the Adviser delegates to such investment subadvisers any or all its duties specified hereunder, on such terms as the Adviser will determine to be necessary, desirable or appropriate, provided that in each case the Adviser shall supervise the activities of each such subadviser and further provided that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act and rules thereunder. Any such delegation shall not relieve the Adviser of any of its duties hereunder.

4.         Manager of Managers Structure.   The Adviser shall also have the authority, upon the approval of the Board and subject to applicable provisions of the 1940 Act and the regulations thereunder, to select one or more subadvisers to provide day-to-day portfolio management with respect to all or a portion of the assets of any of the Funds and to allocate and reallocate the assets of a Fund between and among any subadvisers so selected pursuant to a “manager of managers” structure. The Fund acknowledges that the Adviser would have the authority to retain and terminate subadvisers, engage new subadvisers and make material revisions to the terms of the subadvisory agreements subject to approval of the Board of Trustees, but not shareholder approval, under this structure.

5.         Portfolio Transactions.   The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Funds and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Funds is obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of a Fund, or be in breach of any obligation owing to the Trust or in respect of a Fund under this Agreement, or otherwise, solely by reason of its having caused a Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretive guidance issued by the SEC thereunder) provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser’s overall responsibilities with respect to the accounts, including the Funds, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

6.         Expenses.   The Adviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund’s expenses, including, without limitation: advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, administrators, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the

Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund except as otherwise determined by the Trustees; Board fees; audit fees; travel expenses of officers, Trustees and employees of the Trust who are not officers, employees or directors of the Adviser or its affiliates, if any; and the Trust’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust and its officers, Trustees and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto.

The Adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected. No officer or employee of the Trust or a Fund shall receive from the Trust or a Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Adviser or any affiliated company of the Adviser, except as the Board may decide.

7.         Compensation of the Adviser.   For the services to be rendered by the Adviser as provided in this Agreement, each Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth the annual rate set forth opposite the Fund’s name on Schedule B hereto based on the Fund’s average daily net assets for that month. For the purposes of this Agreement, each Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information.

In the event of termination of this Agreement, the fee provided in this Section 7 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

8.         Reports.   The Trust, on behalf of each Fund, and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request. Information and reports furnished by the Adviser to the Board and the officers of the Trust shall be at the Adviser’s expense. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that any records that it maintains for a Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Adviser may retain for its records copies of the records so surrendered. The Adviser further agrees to arrange for the preservation of any such records for the periods prescribed by Rule 31a-2 under the 1940 Act.

9.         Status of Adviser.   The services of the Adviser to the Funds are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Funds are not impaired thereby. In addition, nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser who may also be a Trustee, officer or employee of the Trust or a Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

10.         Liability of Adviser.   In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to a Fund, or to any shareholder of a Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

11.         Duration and Termination.   The term of this Agreement shall commence with respect to a Fund on the date set forth opposite the Fund’s name as set forth on Schedule A hereto (the “Effective Date”), provided that first it is approved by the Board of Trustees of the Trust, including a majority of those Trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in Section 15(c) of the 1940 Act, and by the holders of a majority of the outstanding voting securities of the Fund, and shall continue in effect for the initial term set forth in Schedule A. This Agreement shall continue in effect with respect to a Fund after its initial term, provided such continuance is approved at least annually by (i) the Trust’s Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated with respect to a Fund: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund’s outstanding voting securities, upon sixty (60) days’ written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days’ written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

As used in this Section 11, the terms “assignment,” “interested person” and “a vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder, subject to such exemptions as may be granted by the SEC by any rule, regulation, order or interpretive guidance.

12.         Declaration of Trust.   The Adviser agrees that for services rendered to a Fund, or for any claim by it in connection with services rendered to a Fund, it shall look only to assets of that Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.

13.         Governing Law.   This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Delaware.

14.         Severability.   If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15.         Amendments.   No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and with such approvals as required by applicable law.

[The Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ASTON FUNDS on behalf of the series set forth in Schedule A

By:
Name: Title:

ASTON ASSET MANAGEMENT, LLC

By:
Name: Title:

SCHEDULE A

Fund	Effective Date†	Initial Term
ASTON/Anchor Capital Enhanced Equity Fund	April __, 2014	December 31, 2015

ASTON/Barings International Fund	April __, 2014	December 31, 2015

ASTON/Cornerstone Large Cap Value Fund	April __, 2014	December 31, 2015

ASTON/DoubleLine Core Plus Fixed Income Fund	April __, 2014	December 31, 2015

ASTON/Fairpointe Mid Cap Fund	April __, 2014	December 31, 2015

ASTON/Harrison Street Real Estate Fund	April __, 2014	December 31, 2015

ASTON/Herndon Large Cap Value Fund	April __, 2014	December 31, 2015

ASTON/Lake Partners LASSO Alternatives Fund	April __, 2014	December 31, 2015

ASTON/LMCG Emerging Markets Fund	April __, 2014	December 31, 2015

ASTON/LMCG Small Cap Growth Fund	April __, 2014	December 31, 2015

ASTON/Montag & Caldwell Balanced Fund	April __, 2014	December 31, 2015

ASTON/Montag & Caldwell Growth Fund	April __, 2014	December 31, 2015

ASTON/Montag & Caldwell Mid Cap Growth Fund	April __, 2014	December 31, 2015

ASTON/River Road Dividend All Cap Value Fund	April __, 2014	December 31, 2015

ASTON/River Road Dividend All Cap Value Fund II	April __, 2014	December 31, 2015

ASTON/River Road Independent Value Fund	April __, 2014	December 31, 2015

ASTON/River Road Long-Short Fund	April __, 2014	December 31, 2015

ASTON/River Road Select Value Fund	April __, 2014	December 31, 2015

ASTON/River Road Small Cap Value Fund	April __, 2014	December 31, 2015

ASTON/Silvercrest Small Cap Fund	April __, 2014	December 31, 2015

ASTON/TAMRO Diversified Equity Fund	April __, 2014	December 31, 2015

ASTON/TAMRO Small Cap Fund	April __, 2014	December 31, 2015

ASTON/TCH Fixed Income Fund	April __, 2014	December 31, 2015

†	The Effective Date will be the closing date of the Transaction.

SCHEDULE B

Fund	Annual Fee Rate
ASTON/Anchor Capital Enhanced Equity Fund	0.70% of the Fund’s average daily net assets

ASTON/Barings International Fund	1.00% of the Fund’s average daily net assets

ASTON/Cornerstone Large Cap Value Fund	0.80% of the Fund’s average daily net assets

ASTON/DoubleLine Core Plus Fixed Income Fund	0.55% of the Fund’s average daily net assets

ASTON/Fairpointe Mid Cap Fund	0.80% for the first $100 million* 0.75% for the next $300 million* 0.70% over $400 million*

ASTON/Harrison Street Real Estate Fund	1.00% of the Fund’s average daily net assets

ASTON/Herndon Large Cap Value Fund	0.80% of the Fund’s average daily net assets

ASTON/Lake Partners LASSO Alternatives Fund	1.00% of the Fund’s average daily net assets

ASTON/LMCG Emerging Markets Fund	1.05% of the Fund’s average daily net assets

ASTON/LMCG Small Cap Growth Fund	1.00% of the Fund’s average daily net assets

ASTON/Montag & Caldwell Balanced Fund	0.75% of the Fund’s average daily net assets

ASTON/Montag & Caldwell Growth Fund	0.80% for the first $800 million* 0.60% over $800 million up to $6 billion* 0.55% over $6 billion up to $12 billion* 0.50% over $12 billion*

ASTON/Montag & Caldwell Mid Cap Growth Fund	0.85% of the Fund’s average daily net assets

ASTON/River Road Dividend All Cap Value Fund	0.70% of the Fund’s average daily net assets

ASTON/River Road Dividend All Cap Value Fund II	0.70% of the Fund’s average daily net assets

ASTON/River Road Independent Value Fund	1.00% of the Fund’s average daily net assets

ASTON/River Road Long-Short Fund	1.20% of the Fund’s average daily net assets

ASTON/River Road Select Value Fund	1.00% of the Fund’s average daily net assets

ASTON/River Road Small Cap Value Fund	0.90% of the Fund’s average daily net assets

ASTON/Silvercrest Small Cap Fund	1.00% of the Fund’s average daily net assets

ASTON/TAMRO Diversified Equity Fund	0.80% of the Fund’s average daily net assets

ASTON/TAMRO Small Cap Fund	0.90% of the Fund’s average daily net assets

ASTON/TCH Fixed Income Fund	0.55% of the Fund’s average daily net assets

*	Represents average daily net assets.

APPENDIX F

ADVISORY FEE RATES AND AGGREGATE ADVISORY FEES PAID DURING LAST FISCAL YEAR

Fund	Annual Advisory Fee Rate (Percentage of Average Daily Net Assets)	Fees Paid to the Adviser During Last Fiscal Year	Net Assets as of October 31, 2013
ASTON/Anchor Capital Enhanced Equity Fund	0.70% of the Fund’s average daily net assets	$1,055,060	$159,761,924
ASTON/Barings International Fund	1.00% of the Fund’s average daily net assets	$408,802[1]	$37,984,420
ASTON/Cornerstone Large Cap Value Fund	0.80% of the Fund’s average daily net assets	$258,818[2]	$62,648,378
ASTON/DoubleLine Core Plus Fixed Income	0.55% of the Fund’s average daily net assets	$925,368[3]	$176,385,864
ASTON/Fairpointe Mid Cap Fund	0.80% for the first $100 million 0.75% for the next $300 million 0.70% over $400 million	$27,440,028	$4,892,248,060
ASTON/Harrison Street Real Estate Fund	1.00% of the Fund’s average daily net assets	$18,514[4]	$13,625,155
ASTON/Herndon Large Cap Value Fund	0.80% of the Fund’s average daily net assets	$733,485[5]	$122,395,081
ASTON/Lake Partners LASSO Alternatives Fund	1.00% of the Fund’s average daily net assets	$3,843,596[6]	$470,862,793
ASTON/LMCG Emerging Markets Fund[7]	1.05% of the Fund’s average daily net assets	$0[8]	$3,981,658
ASTON/LMCG Small Cap Growth Fund	1.00% of the Fund’s average daily net assets	$72,729[9]	$40,540,640
ASTON/Montag & Caldwell Balanced Fund	0.75% of the Fund’s average daily net assets	$158,185[10]	$24,264,373
ASTON/Montag & Caldwell Growth Fund	0.80% for the first $800 million 0.60% over $800 million up to $6 billion 0.55% over $6 billion up to $12 billion 0.50% over $12 billion	$30,285,020	$5,235,796,676
ASTON/Montag & Caldwell Mid Cap Growth Fund	0.85% of the Fund’s average daily net assets	$30,551[11]	$11,402,187

Fund	Annual Advisory Fee Rate (Percentage of Average Daily Net Assets)	Fees Paid to the Adviser During Last Fiscal Year	Net Assets as of October 31, 2013
ASTON/River Road Dividend All Cap Value Fund	0.70% of the Fund’s average daily net assets	$7,397,487	$1,228,988,525
ASTON/River Road Dividend All Cap Value Fund II	0.70% of the Fund’s average daily net assets	$300,338[12]	$89,873,662
ASTON/River Road Independent Value	1.00% of the Fund’s average daily net assets	$7,144,505[13]	$725,355,861
ASTON/River Road Long-Short Fund	1.20% of the Fund’s average daily net assets	$608,629[14]	$180,141,159
ASTON/River Road Select Value Fund	1.00% of the Fund’s average daily net assets	$1,903,483	$217,318,502
ASTON/River Road Small Cap Value Fund	0.90% of the Fund’s average daily net assets	$2,849,791	$309,597,171
ASTON/Silvercrest Small Cap Fund	1.00% of the Fund’s average daily net assets	$62,635[15]	$33,267,442
ASTON/TAMRO Diversified Equity Fund	0.80% of the Fund’s average daily net assets	$205,803[16]	$55,677,027
ASTON/TAMRO Small Cap Fund	0.90% of the Fund’s average daily net assets	$10,245,165	$1,325,799,376
ASTON/TCH Fixed Income Fund	0.55% of the Fund’s average daily net assets	$242,176[17]	$54,512,660

[1]	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $154,242 during the Fund’s last fiscal year.
[2]	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $72,432 during the Fund’s last fiscal year.
[3]	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $212,638 during the Fund’s last fiscal year.
[4]	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $103,949 during the Fund’s last fiscal year.
[5]	Aston was reimbursed $28,353 as recoupment of prior year fee waivers.
[6]	Aston was reimbursed $85,619 as recoupment of prior year fee waivers.
[7]	Aston/LMCG Emerging Markets Fund commenced investment operations on March 27, 2013.
[8]	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $22,414 during the Fund’s last fiscal year.
[9]	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $157,143 during the Fund’s last fiscal year.
[10]	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $45,721 during the Fund’s last fiscal year.
[11]	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $73,717 during the Fund’s last fiscal year.
[12]	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $36,018 during the Fund’s last fiscal year.
[13]	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $59,855 during the Fund’s last fiscal year.

[14]	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $76,699 during the Fund’s last fiscal year.
[15]	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $116,435 during the Fund’s last fiscal year.
[16]	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $98,160 during the Fund’s last fiscal year.
[17]	Amount is net of waived fees and/or reimbursed expenses by Aston. Aston waived fees of $118,148 during the Fund’s last fiscal year.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.         Individual Accounts:   Sign your name exactly as it appears on the proxy card.

2.         Joint Accounts:   Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3.         All Other Accounts:   The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	(1) ABC Corp. John Doe, Treasurer

(2) ABC Corp. c/o John Doe, Treasurer	(2) John Doe, Treasurer

(3) ABC Corp. Profit Sharing Plan	(3) John Doe, Trustee

Trust Accounts
(1) ABC Trust	(1) Jane Doe, Trustee

(2) Jane Doe, Trustee u/t/d 12/28/78	(2) Jane Doe

Custodial Accounts
(1) John Smith, Custodian f/b/o John Smith, Jr. UGMA	(1) John Smith

(2) John Smith	(2) John Smith, Executor

PROXY	ASTON FUNDS	PROXY
COMBINED SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 17, 2014

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Diana Roman Podgorny and Erin Heitman or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aston Funds which the undersigned is entitled to vote, at the Combined Special Meeting of Shareholders to be held on April 17, 2014, at 9:00 a.m. Central time, at the offices of Aston Asset Management, LP, 120 N. LaSalle Street, Suite 2500, Chicago, Illinois 60602, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

Receipt of the Notice of the Combined Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged. The shares of the Fund(s) represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE BY TELEPHONE: 1-800-337-3503

NOTE: Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature and Title, if applicable

Signature (if held jointly

2014
Date	AST_25383_013014

FUNDS	FUNDS	FUNDS
ASTON/Anchor Capital Enhanced Equity Fund	ASTON/Barings International Fund	ASTON/Cornerstone Large Cap Value Fund
ASTON/DoubleLine Core Plus Fixed Income Fund	ASTON/Fairpointe Mid Cap Fund	ASTON/Harrison Street Real Estate Fund
ASTON/Herndon Large Cap Value Fund	ASTON/Lake Partners LASSO Alternatives Fund	ASTON/LMCG Emerging Markets Fund
ASTON/LMCG Small Cap Growth Fund	ASTON/Montag & Caldwell Balanced Fund	ASTON/Montag & Caldwell Growth Fund
ASTON/Montag & Caldwell Mid Cap Growth Fund	ASTON/River Road Dividend All Cap Value Fund	ASTON/River Road Dividend All Cap Value Fund II
ASTON/River Road Independent Value Fund	ASTON/River Road Long-Short Fund	ASTON/River Road Select Value Fund
ASTON/River Road Small Cap Value Fund	ASTON/Silvercrest Small Cap Fund	ASTON/TAMRO Diversified Equity Fund
ASTON/TAMRO Small Cap Fund	ASTON/TCH Fixed Income Fund

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	To elect ten trustees to the Board of Trustees of Aston Funds.						FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01.	Bruce B. Bingham	05.	Kurt Keilhacker	09.	Victoria Sassine	☐	☐	☐
	02.	Christine C. Carsman	06.	Steven J. Paggioli	10.	Thomas R. Schneeweis
	03.	William E. Chapman, II	07.	Richard F. Powers III
	04.	Edward J. Kaier	08.	Eric P. Rakowski

	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To approve a new Investment Advisory Agreement between Aston Funds, on behalf of the Fund, and Aston Asset Management, LLC.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	ASTON/Anchor Capital Enhanced Equity Fund	☐	☐	☐	02	ASTON/Barings International Fund	☐	☐	☐
03	ASTON/Cornerstone Large Cap Value Fund	☐	☐	☐	04	ASTON/DoubleLine Core Plus Fixed Income Fund	☐	☐	☐
05	ASTON/Fairpointe Mid Cap Fund	☐	☐	☐	06	ASTON/Harrison Street Real Estate Fund	☐	☐	☐
07	ASTON/Herndon Large Cap Value Fund	☐	☐	☐	08	ASTON/Lake Partners LASSO Alternatives Fund	☐	☐	☐
09	ASTON/LMCG Emerging Markets Fund	☐	☐	☐	10	ASTON/LMCG Small Cap Growth Fund	☐	☐	☐
11	ASTON/Montag & Caldwell Balanced Fund	☐	☐	☐	12	ASTON/Montag & Caldwell Growth Fund	☐	☐	☐
13	ASTON/Montag & Caldwell Mid Cap Growth Fund	☐	☐	☐	14	ASTON/River Road Dividend All Cap Value Fund	☐	☐	☐
15	ASTON/River Road Dividend All Cap Value Fund II	☐	☐	☐	16	ASTON/River Road Independent Value Fund	☐	☐	☐
17	ASTON/River Road Long-Short Fund	☐	☐	☐	18	ASTON/River Road Select Value Fund	☐	☐	☐
19	ASTON/River Road Small Cap Value Fund	☐	☐	☐	20	ASTON/Silvercrest Small Cap Fund	☐	☐	☐
21	ASTON/TAMRO Diversified Equity Fund	☐	☐	☐	22	ASTON/TAMRO Small Cap Fund	☐	☐	☐
23	ASTON/TCH Fixed Income Fund	☐	☐	☐

3.

To approve a modified manager-of-managers structure for the Fund that would permit the then current investment adviser to hire and replace subadvisers and modify subadvisory agreements without shareholder approval in reliance on any applicable exemptive order or future rule.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	ASTON/Anchor Capital Enhanced Equity Fund	☐	☐	☐	02	ASTON/Barings International Fund	☐	☐	☐
03	ASTON/Cornerstone Large Cap Value Fund	☐	☐	☐	04	ASTON/DoubleLine Core Plus Fixed Income Fund	☐	☐	☐
05	ASTON/Fairpointe Mid Cap Fund	☐	☐	☐	06	ASTON/Harrison Street Real Estate Fund	☐	☐	☐
07	ASTON/Herndon Large Cap Value Fund	☐	☐	☐	08	ASTON/Lake Partners LASSO Alternatives Fund	☐	☐	☐
09	ASTON/LMCG Emerging Markets Fund	☐	☐	☐	10	ASTON/LMCG Small Cap Growth Fund	☐	☐	☐
11	ASTON/Montag & Caldwell Balanced Fund	☐	☐	☐	12	ASTON/Montag & Caldwell Growth Fund	☐	☐	☐
13	ASTON/Montag & Caldwell Mid Cap Growth Fund	☐	☐	☐	14	ASTON/River Road Dividend All Cap Value Fund	☐	☐	☐
15	ASTON/River Road Dividend All Cap Value Fund II	☐	☐	☐	16	ASTON/River Road Independent Value Fund	☐	☐	☐
17	ASTON/River Road Long-Short Fund	☐	☐	☐	18	ASTON/River Road Select Value Fund	☐	☐	☐
19	ASTON/River Road Small Cap Value Fund	☐	☐	☐	20	ASTON/Silvercrest Small Cap Fund	☐	☐	☐
21	ASTON/TAMRO Diversified Equity Fund	☐	☐	☐	22	ASTON/TAMRO Small Cap Fund	☐	☐	☐
23	ASTON/TCH Fixed Income Fund	☐	☐	☐

4.	To transact such other business as may properly before the meeting or any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Aston Funds

Combined Special Meeting of Shareholders to Be Held on April 17, 2014.

The Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/ast-25383

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE

AST_25383_013014